 THE
BEAR STEARNS
 FUNDS

575 LEXINGTON AVENUE
NEW YORK, NY 10022
1.800.766.4111

Michael Minikes         Chairman of the Board and
                           Trustee

Doni L. Fordyce         President and Trustee

Peter M. Bren           Trustee

John S. Levy            Trustee

M.B. Oglesby, Jr.       Trustee

Robert E. Richardson    Trustee

Robert M. Steinberg     Trustee

Barry Sommers           Executive Vice President

Stephen A. Bornstein    Vice President and Secretary

Frank J. Maresca        Vice President and Treasurer

Vincent L. Pereira      Assistant Treasurer


INVESTMENT ADVISER
Bear Stearns Asset
Management Inc.
575 Lexington Avenue
New York, NY 10022

SUB-ADVISER
INTERNATIONAL EQUITY
PORTFOLIO
Marvin &Palmer
Associates, Inc.
1201 N. Market Street
Suite 2300
Wilmington, DE19801

ADMINISTRATOR
Bear Stearns Funds
Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

COUNSEL
Kramer Levin
Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

DISTRIBUTOR
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

TRANSFER AND DIVIDEND
DISBURSEMENT AGENT
PFPC Worldwide Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

The financial information herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereof.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by Standard & Poor's.
                                                               BSF-R-015-07

THE
BEAR STEARNS
FUNDS


EQUITY FUNDS

*    S&P STARS Portfolio
*
*
*
*    The Insiders Select Fund
*
*
*
*    Large Cap Value Portfolio
*
*
*
*    Small Cap Value Portfolio
*
*
*
*    Focus List Portfolio
*
*
*
*    Balanced Portfolio
*
*
*
*    International Equity Portfolio



     SEMI-ANNUAL REPORT
     SEPTEMBER 30, 2000


                         BEAR
                         STEARNS

               T H E   B E A R   S T E A R N S   F U N D S

                               S&P STARS PORTFOLIO
                            THE INSIDERS SELECT FUND
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                              FOCUS LIST PORTFOLIO
                               BALANCED PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                             LETTER TO SHAREHOLDERS

                                                             October 27, 2000

Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Focus List Portfolio ("Focus List"), Balanced Portfolio ("Balanced") and International Equity Portfolio ("International Equity") for the six months ended September 30, 2000. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" section of this report.

S&P STARS PORTFOLIO

For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of 3.08% (without giving effect to the sales charge), and Class B and C shares had a total return of 2.85%(1) (without giving effect to the contingent deferred sales charge, or CDSC). The Portfolio's benchmark, the S&P 500 Index, returned (3.60)% for the same period.

The six months ended September 30, 2000, were a highly volatile period for stocks as enthusiasm ran hot and cold in the second calendar quarter and then evaporated in the third. Initially, concerns about interest rates kept investors on edge. By the end of the summer, earnings disappointments and rising energy costs added more uncertainty to the mix. The upshot was a volatile marketplace as performance began to be measured more strictly than had been the case over the past several years. Not surprisingly, new economy issues, the market's favorites of late, hit an air pocket. The telecommunications sector took the brunt of investors' dissatisfaction as they glumly eyed the increasing trend toward the commoditization of voice traffic as well as the funding concerns of new entrants. Despite the environment, the fund's diversified, large-cap-oriented portfolio helped it to weather the storm better than most.

Recognizing that the landscape was changing and that the July-through-October period has traditionally been difficult for the technology sector, we sharply reduced our technology exposure to a market weighting in the third quarter. In the telecommunication services group, for example, we eliminated our position in Worldcom.

After remaining underweighted in the financial sector earlier in the year as interest rates rose, we increased our holdings during the quarter in anticipation of lower rates ahead. These stocks had been out of favor for quite some time, and valuations were very attractive. By the period's end, the Portfolio held Fleet Boston Financial (3.27% of net assets), PNC Financial Services (2.95%) and Eaton Vance (2.39%). We had correctly anticipated an end to rate hikes and a slowdown in the economy, and these issues helped the Portfolio hold its ground. Our overweighted position in energy, specifically in the oil services area, also benefited the Portfolio. Having performed well in light of current events, this group is expected to strengthen further as drilling is increased in North America as well as overseas.

EARNINGS EXPECTATIONS REMAIN HIGH

The market environment in the near term may be somewhat rocky. Clearly, the Federal Reserve has finished tightening and the economy is showing signs of slowing. But earnings expectations have not been adjusted in response. Thus, as GDP growth slows from 5% in the first half of the year to the neighborhood of 3% in the months ahead, negative earnings surprises will be more commonplace. Once the adjustment is complete, however, 2001 should be a good year for investors. In a more moderate environment, interest rates should be stable, and possibly decline a bit, and inflation should remain benign, which will be good for equities, particularly financial issues.

Indeed, the financial and technology sectors may have the best upside potential over the next 12 to 18 months. Viewed from a GARP (growth at a reasonable price) perspective, many technology and telecom issues are now quite attractively priced, and we may opportunistically increase the Portfolio's weighting in these groups in the weeks ahead.

THE INSIDERS SELECT FUND

For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of 12.72% (without giving effect to the sales charge), and Class B and C shares had a total return of 12.45%(2) (without giving effect to the CDSC). The Portfolio's benchmark, the S&P MidCap 400 Index, returned 8.45% for the same period.

We believe that the equity markets will continue to be volatile as corporate earnings expectations are adjusted to reflect the slowdown in the economy. This suggests more normalized earnings growth rates and equity returns, which should result in better relative performance by value stocks. This outlook appears to be consistent with the lack of overall insider buying and increased selling in some of the more economically sensitive sectors. We continue to believe that companies that have low valuations, stable earnings growth and positive insider profiles are the types of companies that will do well in a slowing economy.

As a result of our economic outlook, we added to our financial services holdings. Specifically, we bought Washington Mutual (2.68% of net assets) and PNC Financial Services Group (3.38%). We expect firms such as these to perform well in a slowing economy, which is typically accompanied by stable to lower interest rates. We also like the insider profiles of this sector as many of these companies have solid insider buying, significant insider ownership and corporate share repurchase programs. Our holdings in this sector, which include Fannie Mae (5.02%), MBIA (3.07%), American International Group (4.86%) and American Express (4.45%), have performed well over the past six months.

Investing in the technology sector has been particularly challenging as a result of weakening stock fundamentals, greater price volatility and generally weaker insider profiles. We sold our positions in National Semiconductor, Cabletron Systems and Marchfirst. We sold these positions earlier this year for the reasons mentioned above, but we plan to revisit the group as valuations have come down dramatically. We are carefully monitoring insider activity and share repurchase as tools to identify value in this sector.

The Fund's performance was also helped by the strong performance of our holdings in the health care sector. The Fund benefited from its positions in Abbott Laboratories (2.85%), Baxter International (1.77%), HCA (3.26%) and Johnson & Johnson (3.95%), all of which have improving fundamentals and positive insider profiles. Conversely, we were hurt by our exposure to the telecommunications industry due to weakening fundamentals specific to that industry. Holdings such as AT&T and Broadwing (2.55%) did poorly as a result of overcapacity and increasing competition. We sold AT&T as a result of these issues as well as a deterioration in its insider profile.

CONSUMER STOCKS OFFER VALUE

We took advantage of favorable valuations to buy other stocks that generally do well in a slower-growing economy. New positions include Albertson's (2.46%), TJX Companies (1.94%) and FPL Group (3.60%). Albertson's is one of the largest food-drug store operators in the U.S. The company has recently stumbled due to integration issues with American Stores and its stock is now trading at a historically low valuation. Despite this recent misstep, we believe that the company can overcome these problems and resume its historical growth rate. In addition, earnings per share should benefit from the company's aggressive share repurchase plan. TJX Companies is an off-price retailer of home goods and apparel best known for its TJ Maxx and Marshalls stores. Like other retailers, these companies should benefit from a soft landing of the U.S. economy next year. We are attracted to TJX specifically due to its low valuation and insider profile. FPL Group is a public utility holding company engaged in the generation, transmission and sale of electrical energy in Florida. The company is expected to benefit from the deregulation of the power generation industry and synergies from a recently announced merger with Entergy. In addition, FPL has had a strong track record of aggressive share buybacks.

LARGE CAP VALUE PORTFOLIO

For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of 12.63% (without giving effect to the sales charge) and Class B and Class C shares had a total return of 12.37% and 12.33%(3), respectively, (without giving effect to the CDSC). The Portfolio's benchmark, the S&P 500 Index, returned (3.60)% for the same period.

The six-month period ending September 30, 2000, was extremely volatile as investors continued to jettison high-P/E technology and telecommunications issues for stocks of companies with price-earnings ratios that reflected more realistic earnings growth expectations. Initially concerned about the impact of rising interest rates, investors grew increasingly nervous about the outlook for corporate earnings in a slowing economy, an anxiety that was heightened by elevated oil prices and a weak euro. Our focus on well-managed companies with a history of -- and expectations for -- steady earnings growth enabled the Portfolio to turn in a positive performance when most major stock indices were down.

FINANCIAL STOCKS OUTPERFORM

Reversing the pattern of the past several years, technology stocks were the worst performers during the period, while financial services and health care stocks were among the best. Expecting the industry to benefit from deregulation and lower interest rates, we have maintained a heavy concentration in financial services for some time. Our holdings in banks, thrifts, insurance and specialty companies performed strongly during the six-month period and most have had double-digit returns year to date. Even at current prices, we continue to believe that they represent good value.

Our health care holdings were mixed. Abbott Laboratories (2.02% of net assets), Baxter International (2.01%) and Johnson & Johnson (1.49%) were up, while Merck & Co. Inc. (2.57%) fell on concerns about patent expirations and possible government regulation of drug prices. Consumer-oriented companies, such as Procter & Gamble (1.75%), Gillette (1.86%) and McDonald's (3.12%), fell on announcements that earnings would be hurt by weaker results in Europe. Although returns are down, we believe the fundamentals of these companies are strong, and we expect Europe to continue to restructure in ways that will support economic and corporate growth. Reflecting investor sentiment, our telecom holdings were among our poorest performers. AT&T (0.90%) fell the most as it was battered by heated competition in the long distance market.

New positions include Electronic Data Systems (EDS) (1.49%), TJX Companies (2.10%) and May Department Stores (1.62%). EDS met our value criteria as its price fell along with other information technology companies, but we believe it has solid long-term earnings growth potential. TJX and May Department Stores were too good to pass up after their stocks had fallen by roughly half. TJX owns Marshalls, the largest off-price clothing retailer in the U.S., and May Department Stores is, in our view, the best-run department store in the country. Both have expected earnings growth rates in excess of 10% per year while trading at P/Es of less than 10.

These stocks represent the kind of steady growth that has begun to appeal to investors seeking less risk. The market continues to be unforgiving when earnings expectations are missed, or even when they are on target but investors fear slower growth. As the economy slows to a steadier, more sustainable pace, the kinds of companies that we own in the Portfolio, with their below-market valuations and low double-digit growth prospects, should become increasingly attractive.

SMALL CAP VALUE PORTFOLIO*

For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of (4.24)% (without giving effect to the sales charge), and Class B and C shares had a total return of (4.52)%(4) (without giving effect to the CDSC). The Portfolio's benchmark, the Russell 2000 Index returned (2.71)% for the same period, and the Russell 2000 Value Index returned 9.43%.

Although the Portfolio has held its own year-to-date when measured against the Russell 2000 Index, it lagged for the six months ended September 30. Part of this was due to the annual rebalancing of the index that occurred at the end of June, which led to a large reduction in technology's weighting in the index and an increase in the financial component's share. Consequently, our overweighting in technology hurt the Portfolio's relative performance, although we expect our holdings in this sector to meet their earnings expectations. We were slightly underweighted in the financial sector, particularly pure financials such as banks and insurance companies, which hampered performance as this sector performed well during the period.

Two of our top ten holdings, KEMET (3.60% of net assets) and Vishay (3.32%), declined more than 30% from their peaks. However, both companies preannounced better-than-expected third-quarter results. Afterward, earnings-per-share estimates for both companies were revised upward. Although we took some profits in these stocks early in the period as they reached our upper limit on individual holdings, they are still among our larger positions. Both KEMET and Vishay are trading at earnings-per-share (EPS) multiples that are well under their earnings growth estimates. KEMET is trading at a single-digit earnings-per-share multiple and Vishay is trading at just over 10 times its EPS estimates for 2000. With earnings growth expectations for both stocks in the high teens to low 20s for 2001, we believe they still offer greater upside potential than downside risk.

BUILDING POSITIONS IN ENERGY AND HEALTH CARE

Two areas of increased focus and exposure for the Portfolio are energy and health care. We built up a position in Meridian Resource Corp. (2.53%), a natural gas exploration and production company, which was up more than 85% over the six months. We also added to our position in Caremark Rx (3.45%), a provider of prescription benefit management services and therapeutic pharmaceutical services, whose stock was up more than 100% during the period. Countering these successes were falters in our more industrial holdings such as Elcor (1.66%), a manufacturer of roofing products, which could not pass through the rise in oil costs in their raw materials as successfully as we had predicted. The stock ended the period down 50%.

The outlook for the overall stock market has definitely grown cloudier as stocks of many larger companies have declined and the overall market has experienced a dramatic loss in capitalization. This could lead to a more pronounced slowdown in the economy, although we still expect a soft landing. The November election further muddies the crystal ball as individual sectors of the market will be affected not only by who wins the presidency, but also by which party prevails in Congress. Wall Street typically prefers a division of power between the parties in the two branches of government. Given these uncertainties, we continue to invest in high-quality companies, which we believe results in less risk.

FOCUS LIST PORTFOLIO

For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of (12.49)% (without giving effect to the sales charge), and Class B and C shares had a total return of (12.71)% and (12.70)%(5), respectively, (without giving effect to the contingent deferred sales charge, or CDSC). The Portfolio's benchmark, the S&P 500 Index returned (3.60)% for the same period.

Investor concern about earnings, energy prices and interest rates roiled the markets throughout the spring, summer and early fall. As the period began, anticipation that the Federal Reserve would move to hike rates kept investors on edge. By mid-summer, energy prices and expectations that some of the market's highest fliers of the past year might disappoint were rising. As a result, prices seesawed through June and July, and rallied in August. But the elation was short-lived. In late summer, several highly visible companies pre-announced shortfalls and enthusiasm for equities began to evaporate.

Despite the volatile environment, several of the Portfolio's holdings performed well. Starbucks and Qwest hit our price targets early in the period and we sold them at significant premiums to their purchase price. BISYS (6.05%) and Fannie Mae (6.89%) weathered the storm and moved upward. These gains, however, did not compensate for the weakness of our holdings in technology and telecom, sectors that fell precipitously in September as the earnings pre-announcement season began. Intel (3.75%) fell sharply on the news that earnings would come in short of expectations, and EMC Corp. (10.38%) and AOL (5.70%) declined as investors moved out of technology and new economy stocks. As a result, the period was disappointing.

Nonetheless, the general price decline enabled us to add several new positions to the Portfolio at very attractive prices, such as DuPont (4.37%) and Vodafone (4.45%). With oil a critical component in many of its products, DuPont should benefit as oil prices stabilize, then decline in the coming months. Recently battered Vodafone represented growth potential at a price simply too attractive to resist.

A BRIGHTER OUTLOOK FOR TECHNOLOGY'S LEADERS

Despite the current climate, we are optimistic about the Portfolio's prospects in the months ahead. We believe that the technology and telecommunications issues we hold represent strong growth potential since each is a leader in its respective arena. While it is unlikely that they will bounce back within the very near term, when enthusiasm does return, these issues will more than likely bounce first. Moreover, at long last, earnings expectations, the drivers of the current decline, are becoming more realistic. As a result, we expect that the environment ahead will be a hospitable one for stocks with a compelling "story," strong fundamentals and truly innovative products -- the type of issues the Portfolio holds.

BALANCED PORTFOLIO

For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of 5.27% (without giving effect to the sales charge), and Class B and C shares had a total return of 5.06% and 4.98%(6), respectively, (without giving effect to the CDSC). The Portfolio's broad-based securities market index, the S&P 500 Index, returned (3.60)% while the Lipper Balanced Fund Index returned 0.77% for the same period.

The major factors driving both the stock and bond markets during the six months ended September 30 were concerns about the pace of economic growth, what action the Federal Reserve would take in response, and what would happen to corporate profits as a result. Fears that the economy was accelerating too fast and that interest rates would continue to rise shifted during the summer to concerns about falling corporate profits in a slowing economy. For much of the period, investors jettisoned high-P/E technology issues for stocks of companies with price-earnings ratios that reflected more realistic earnings expectations. In this environment, our focus on well-managed companies with a history of -- and expectations for -- steady earnings growth benefited the Portfolio.

Reversing the trend of the past several years, technology stocks were the worst performers during the period, and financial services and health care were among the best. We have maintained a heavy concentration in financial services for some time, and these holdings performed strongly. Even at current prices, we continue to believe that they represent good value. Our health care holdings turned in mixed results, and our consumer-oriented companies fell on announcements that earnings would be hurt by weaker results in Europe. Although returns are down, we believe the fundamentals of these companies are strong.

New equity positions include Electronic Data Systems (EDS) (0.81% of net assets), TJX Companies (1.23%) and May Department Stores (0.79%). EDS shares had fallen along with other information technology companies, and shares of TJX and May Department Stores were caught in the downdraft affecting retailers. At recent prices, all three met our value criteria, with expected earnings growth rates that exceed their P/Es.

THE FEDERAL RESERVE MOVES TO THE SIDELINES

The biggest change in the bond market was the shift in sentiment regarding Fed policy. As it became increasingly clear that the U.S. economy was slowing, fears about Fed intervention abated and the yield curve steepened. In contrast to the stock market, the bond market as a whole enjoyed relative price stability and positive total returns.

However, lower earnings and the specter of corporate restructuring contributed to concerns about corporate credit risk. In this environment, industry and individual security selection has become paramount. We continued to overweight quality corporate bonds, concentrating on sectors and sub-sectors most likely to do well in the current slowdown, such as energy, financial services, discount retailers and media/telecom. We shortened maturities slightly, but maintained our concentration in the intermediate part of the yield curve. We also continued to overweight asset-backed securities, with their relatively higher returns and insulation from the idiosyncratic risk facing corporate issues, which are vulnerable to disappointing earnings reports.

Given a slowing economy, a battered stock market and a presidential election, we expect the Fed to hold interest rates steady through the end of this year and likely lower them in the first half of 2001. When it does cut rates, or even adopts a neutral bias, both the stock and bond markets should benefit.

INTERNATIONAL EQUITY PORTFOLIO**

For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of (23.10)% (without giving effect to the sales charge), and Class B and C shares had a total return of (23.29)%(7) (without giving effect to the CDSC).The Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned (11.60)% for the same period.

Conventional wisdom has it that equity markets are driven by fear and greed. It can be argued that greed was the driver behind the astonishing rise of telecommunications, technology and dot-com stocks worldwide over the past several years. But there is little doubt that during the past two quarters greed gave way to fear -- fear of inflation risks generated by potentially overheating economies, of rising oil prices and of declining corporate profitability. The rapid slide of the euro, the closeness of the presidential election in the U.S. and the question of a sustainable economic recovery in Japan added a good deal of uncertainty to the mix.

The result of this change in psychology was an extremely rotational market on both a geographic and sector basis. The move in leadership away from Japan, which began some nine months ago, accelerated. Interest shifted to Europe, where the fall of the euro made European corporations more competitive globally. Economic activity was strong and profits were rising. On a sector basis, the slowdown in information technology spending post-Y2K and the potential delay in the rollout of third generation cellular technology dampened enthusiasm for telecom and technology issues.

Realizing that the environment was changing, we adjusted the Portfolio to reflect the more difficult climate throughout the summer. Exposure in Japan was significantly reduced, resulting in an overweighting in Europe. We eliminated positions in telecommunication service providers and reduced our technology holdings. At the same time, positions in pharmaceutical, energy, consumer goods and financial service companies were added. The possible economic slowdown caused by rising interest rates and oil prices has aided the food and beverage sector and pharmaceuticals. Many of these companies are also benefiting from a weaker euro since a substantial portion of their revenues are generated in the U.S. Of late, energy stocks have gone up on the back of rising crude oil prices. With the stabilization of interest rates, financial services stocks should also begin to benefit.

MARKETS WAIT FOR UNCERTAINTIES TO ABATE

Going forward, we believe that much of what is currently troubling investors will be resolved over the next several quarters. Fear in the markets is driven by uncertainty and much of the current uncertainty should abate in the near future. The U.S. election will be decided and we will know whether central bank intervention on behalf of the euro has been effective. We will also see whether the current spike in oil prices is sustainable or whether it is merely an inventory problem.

Moreover, the impact of rising interest rates and oil prices on the world economies should be apparent with economic activity slowing to a more moderate pace. In such an environment, interest rates will stabilize -- and may even decline -- which will be positive for equities. Finally, it is unusual for equity markets to rotate for long periods. Clear leadership should evolve as market uncertainties dissipate. When the new leaders appear, we will adjust the Portfolio accordingly.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ DONI L. FORDYCE
-------------------
Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

---------

* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.

(1) For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of (2.59)%, including the initial 5.50% maximum sales charge, Class B shares returned (2.15)% including the 5.00% CDSC and Class C shares returned 1.85%, including the 1.00% CDSC.

(2) For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of 6.54%, including the initial 5.50% maximum sales charge, Class B shares returned 6.83%, including the 5.00% CDSC and Class C shares returned 11.31%, including the 1.00% CDSC.

(3) For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of 6.45%, including the initial 5.50% maximum sales charge, Class B shares returned 6.73%, including the 5.00% CDSC and Class C shares returned 11.18%, including the 1.00% CDSC.

(4) For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of (9.49)%, including the initial 5.50% maximum sales charge, Class B shares returned (9.29)%, including the 5.00% CDSC and Class C shares returned (5.47)%, including the 1.00% CDSC.

(5) For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of (17.29)%, including the initial 5.50% maximum sales charge, Class B shares returned (17.06)%, including the 5.00% CDSC and Class C shares returned (13.56)%, including the 1.00% CDSC.

(6) For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of (0.51)%, including the initial 5.50% maximum sales charge, Class B shares returned 0.06%, including the 5.00% CDSC and Class C shares returned 3.98%, including the 1.00% CDSC.

(7) For the six months ended September 30, 2000, the Portfolio's Class A shares had a total return of (27.33)%, including the initial 5.50% maximum sales charge, Class B shares returned (27.13)%, including the 5.00% CDSC and Class C shares returned (23.29)%, including the 1.00% CDSC.

Bear Stearns Asset Management Inc. waived its advisory fee and agreed voluntarily to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

               T H E   B E A R   S T E A R N S   F U N D S

                             S&P STARS PORTFOLIO

                             SEPTEMBER 30, 2000
                                 (UNAUDITED)

==============================================================================

                        TOP TEN INDUSTRY WEIGHTINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    INDUSTRY                                                 NET ASSETS
----    -------------------------------------------------        ----------
  1.    Cable TV                                                     8.25
  2.    Networking Products                                          6.37
  3.    Banks                                                        6.22
  4.    Electronic Components                                        5.95
  5.    Cellular Telecommunications                                  5.64
  6.    Oil & Gas Drilling                                           5.56
  7.    Telecommunication Equipment                                  4.75
  8.    Finance - Investment Banker/Brokerage                        4.68
  9.    Electronics                                                  4.57
 10.    Diversified Operations                                       3.96

==============================================================================

                            TOP TEN HOLDINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    HOLDINGS                          INDUSTRY               NET ASSETS
----    -------------------------------   --------------------   ----------
  1.    Comcast Corp.                     Cable TV                   5.23
  2.    Global Marine Inc.                Oil & Gas Drilling         4.57
  3.    Sprint Corp. (PCS Group)          Cellular
                                            Telecommunications       3.95
  4.    Moody's Corp.                     Finance - Investment
                                            Banker/Brokerage         3.75
  5.    Cisco Systems, Inc.               Networking Products        3.64
  6.    Adobe Systems Inc.                Electronics                3.53
  7.    FleetBoston Financial Corp.       Banks                      3.27
  8.    Xilinx, Inc.                      Electronic Components      3.25
  9.    CVS Corp.                         Retail - Drug Stores       3.24
 10.    Cablevision Systems Corp.         Cable TV                   3.01

-------
* The Portfolio's composition will change over time.

               T H E   B E A R   S T E A R N S   F U N D S

                       THE INSIDERS SELECT PORTFOLIO
                             SEPTEMBER 30, 2000
                                 (UNAUDITED)

==============================================================================

                        TOP TEN INDUSTRY WEIGHTINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    INDUSTRY                                                 NET ASSETS
----    -------------------------------------------------        ----------
  1.    Credit & Finance                                             12.54
  2.    Telecommunication Services                                    5.89
  3.    Banks                                                         5.65
  4.    Commercial Services                                           5.37
  5.    Multi-Line Insurance                                          4.86
  6.    Aerospace & Defense Equipment                                 4.71
  7.    Medical - Drugs                                               4.62
  8.    Financial Services                                            4.38
  9.    Electronics                                                   4.14
 10.    Drugs & Hospital Supplies                                     3.95

==============================================================================

                              TOP TEN HOLDINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    HOLDINGS                          INDUSTRY               NET ASSETS
----    -------------------------------   --------------------   ----------
  1.    Fannie Mae                        Credit & Finance           5.02
  2.    American International
          Group, Inc.                     Multi-Line Insurance       4.86
  3.    United Technologies Corp.         Aerospace & Defense
                                            Equipment                4.71
  4.    American Express Co.              Credit & Finance           4.45
  5.    Citigroup Inc.                    Financial Services         4.38
  6.    Emerson Electric Co.              Electronics                4.14
  7.    Johnson & Johnson                 Drugs & Hospital
                                            Supplies                 3.95
  8.    FPL Group, Inc.                   Electric - Integrated      3.60
  9.    SBC Communications Inc.           Telephone - Integrated     3.60
 10.    USA Education Inc.                Finance - Consumer Loans   3.48

-----
* The Portfolio's composition will change over time.

               T H E   B E A R   S T E A R N S   F U N D S

                         LARGE CAP VALUE PORTFOLIO

                             SEPTEMBER 30, 2000
                                 (UNAUDITED)

==============================================================================

                       TOP TEN INDUSTRY WEIGHTINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    INDUSTRY                                                 NET ASSETS
----    -------------------------------------------------        ----------
  1.    Credit & Finance                                            9.09
  2.    Oil Companies - Integrated                                  8.17
  3.    Banks                                                       7.13
  4.    Medical - Drugs                                             6.59
  5.    Cosmetics & Toiletries                                      6.02
  6.    Retail - Restaurants                                        5.83
  7.    Telephone - Integrated                                      5.67
  8.    Life/Health Insurance                                       4.56
  9.    Retail - Department Stores                                  3.72
 10.    Aerospace & Defense Equipment                               3.03

==============================================================================

                             TOP TEN HOLDINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    HOLDINGS                          INDUSTRY               NET ASSETS
----    -------------------------------   --------------------   ----------
  1.    Fannie Mae                        Credit & Finance           3.50
  2.    USA Education Inc.                Credit & Finance           3.37
  3.    McDonald's Corp.                  Retail - Restaurants       3.12
  4.    United Technologies Corp.         Aerospace & Defense
                                            Equipment                3.03
  5.    PNC Financial Services Group      Banks                      2.97
  6.    Allstate Corporation (The)        Multi-Line Insurance       2.92
  7.    Texaco Inc.                       Oil Companies
                                            - Integrated             2.84
  8.    SBC Communications Inc.           Telephone
                                            - Integrated             2.80
  9.    Anheuser-Busch Companies, Inc.    Brewery                    2.76
 10.    Wendy's International, Inc.       Retail - Restaurants       2.71

-----
* The Portfolio's composition will change over time.

               T H E   B E A R   S T E A R N S   F U N D S

                         SMALL CAP VALUE PORTFOLIO

                             SEPTEMBER 30, 2000
                                 (UNAUDITED)

==============================================================================

                       TOP TEN INDUSTRY WEIGHTINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    INDUSTRY                                                 NET ASSETS
----    -------------------------------------------------        ----------
  1.    Medical - Drugs                                             10.85
  2.    Building & Construction Products                            10.54
  3.    Electronic Components                                        5.50
  4.    Commercial Services                                          4.36
  5.    Health Care                                                  4.01
  6.    Communications                                               3.95
  7.    Miscellaneous Industrials                                    3.60
  8.    Electronic Components - Semiconductors                       3.52
  9.    Life/Health Insurance                                        3.31
 10.    Food - Miscellaneous/Diversified                             3.24

==============================================================================

                               TOP TEN HOLDINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    HOLDINGS                          INDUSTRY               NET ASSETS
----    -------------------------------   --------------------   ----------
  1.    Impax Laboratories, Inc.          Medical - Drugs            9.78
  2.    Steiner Leisure Ltd.              Commercial Services        4.36
  3.    Southdown, Inc.                   Building &
                                            Construction
                                            Products                 4.03
  4.    COMARCO, Inc.                     Communications             3.95
  5.    KEMET Corp.                       Miscellaneous
                                            Industrials              3.60
  6.    Caremark Rx, Inc.                 Health Care                3.45
  7.    Vishay Intertechnology, Inc.      Electronic
                                            Components               3.32
  8.    Penn Treaty American Corp.        Life/Health
                                            Insurance                3.31
  9.    Hibernia Foods plc                Food - Miscellaneous
                                            /Diversified             3.24
 10.    Bally Total Fitness Holding
          Corp.                           Recreational Centers       3.07

-------
* The Portfolio's composition will change over time.

               T H E   B E A R   S T E A R N S   F U N D S

                            FOCUS LIST PORTFOLIO

                             SEPTEMBER 30, 2000
                                 (UNAUDITED)

==============================================================================

                        TOP TEN INDUSTRY WEIGHTINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    INDUSTRY                                                 NET ASSETS
----    -------------------------------------------------        ----------
  1.    Technology: Computer Services                               13.59
  2.    Technology: Computers & Office Equipment                    10.38
  3.    Media: Radio & TV Broadcasting                               8.84
  4.    Media: Cable and Entertainment                               8.26
  5.    Financial Services: Government - Sponsored
          Enterprises                                                6.89
  6.    Technology: Enterprise Software                              5.93
  7.    Technology: Internet/News Media                              5.70
  8.    Healthcare: Major Pharmaceuticals                            5.67
  9.    Consumer: Restaurants                                        5.07
 10.    Consumer: Hard Line Retailers - Home Improvement             4.95

==============================================================================

                               TOP TEN HOLDINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    HOLDINGS                          INDUSTRY               NET ASSETS
----    -------------------------------   --------------------   ----------
  1.    EMC Corp.                         Technology:
                                            Computers & Office
                                            Equipment               10.38
  2.    Affiliated Computer Services,
          Inc.                            Technology: Computer
                                            Services                 7.54
  3.    Fannie Mae                        Financial Services:
                                            Government -
                                            Sponsored
                                            Enterprises              6.89
  4.    The BISYS Group, Inc.             Technology: Computer
                                            Services                 6.05
  5.    Oracle Corp.                      Technology:
                                            Enterprise
                                            Software                 5.93
  6.    America Online, Inc.              Technology: Internet
                                            /News Media              5.70
  7.    Bristol-Myers Squibb Co.          Healthcare: Major
                                            Pharmaceuticals          5.67
  8.    Darden Restaurants, Inc.          Consumer:
                                            Restaurants              5.07
  9.    The Home Depot, Inc.              Consumer: Hard Line
                                            Retailers - Home
                                            Improvement              4.95
  10.   Viacom Inc.                       Media: Cable and
                                            Entertainment            4.78

-------
* The Portfolio's composition will change over time.

               T H E   B E A R   S T E A R N S   F U N D S

                             BALANCED PORTFOLIO

                             SEPTEMBER 30, 2000
                                 (UNAUDITED)

==============================================================================

                        TOP TEN INDUSTRY WEIGHTINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    INDUSTRY                                                 NET ASSETS
----    -------------------------------------------------        ----------
  1.    Oil Companies - Integrated                                  6.08
  2.    Medical - Drugs                                             4.50
  3.    Cosmetics & Toiletries                                      4.25
  4.    Telephone - Integrated                                      3.80
  5.    Credit & Finance                                            3.74

LONG-TERM DEBT
------------------------------------------------------------------------------

  1.    U.S. Government Agency Obligations                         16.49
  2.    U.S. Government Obligations                                 7.44
  3.    Mortgage Backed Securities                                  4.58
  4.    Financial                                                   2.66
  5.    Food & Beverages                                            1.99

==============================================================================

                              TOP FIVE HOLDINGS*
EQUITY
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    HOLDINGS                          INDUSTRY               NET ASSETS
----    -------------------------------   --------------------   ----------
  1.    Fannie Mae                        Credit & Finance           1.93
  2.    Citigroup Inc.                    Financial Services         1.87
  3.    USA Education Inc.                Credit & Finance           1.81
  4.    Unocal Corp.                      Oil Companies -
                                            Integrated               1.74
  5.    Kimberly-Clark Corp.              Cosmetics &
                                            Toiletries               1.73

LONG-TERM DEBT
------------------------------------------------------------------------------

  1.    Fannie Mae                        U.S. Government
                                            Agency Obligations      11.77
  2.    U.S. Treasury Notes               U.S. Government
                                            Obligations              4.92
  3.    Government National Mortgage
          Association                     U.S. Government
                                            Agency Obligations       2.90
  4.    U.S. Treasury Bonds               U.S. Government
                                            Obligations              2.52
  5.    American Home Products            Medical - Drugs            1.40

-------
* The Portfolio's composition will change over time.

               T H E   B E A R   S T E A R N S   F U N D S

                       INTERNATIONAL EQUITY PORTFOLIO

                             SEPTEMBER 30, 2000
                                 (UNAUDITED)

==============================================================================

                        TOP TEN INDUSTRY WEIGHTINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    INDUSTRY                                                 NET ASSETS
----    -------------------------------------------------        ----------
  1.    Money Center Banks                                          18.87
  2.    Medical - Drugs                                             16.73
  3.    Multi-line Insurance                                        10.59
  4.    Telecommunication Equipment                                  7.11
  5.    Oil Companies - Integrated                                   6.95
  6.    Food - Miscellaneous/Diversified                             2.96
  7.    Wire & Cable Products                                        2.39
  8.    Electronic Components - Miscellaneous                        2.29
  9.    Drug Delivery Systems                                        2.24
 10.    Investment Management/Adviser Services                       2.22

==============================================================================

                               TOP TEN HOLDINGS*
------------------------------------------------------------------------------

                                                                 PERCENT OF
RANK    HOLDINGS                          INDUSTRY               NET ASSETS
----    -------------------------------   --------------------   ----------
  1.    Aventis SA                        Medical - Drugs            3.87
  2.    ING Groep NV                      Multi-line Insurance       3.78
  3.    Royal Dutch Petroleum Co.         Oil Companies -
                                            Integrated               3.74
  4.    Axa                               Multi-line Insurance       3.63
  5.    HSBC Holdings plc                 Money Center Banks         3.53
  6.    Total Fina Elf SA                 Oil Companies -
                                            Integrated               2.98
  7.    ABN AMRO Holding NV               Money Center Banks         2.67
  8.    San Paolo - IMI SpA               Money Center Banks         2.51
  9.    Credit Suisse Group               Money Center Banks         2.49
 10.    Alcatel                           Telecommunication
                                            Equipment                2.47

-------
* The Portfolio's composition will change over time.

               T H E   B E A R   S T E A R N S   F U N D S

                          S&P STARS PORTFOLIO
                       PORTFOLIO OF INVESTMENTS

                          SEPTEMBER 30, 2000
                              (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            COMMON STOCKS -- 99.19%

            BANKS - 6.22%

2,250,000   FleetBoston Financial Corp.                 $   87,750,000
1,220,000   PNC Financial Services Group                    79,300,000
                                                        --------------
                                                           167,050,000
                                                        --------------

            CABLE TV - 8.25%

1,220,000   Cablevision Systems Corp., Class A*             80,901,250
3,430,000   Comcast Corp., Special Class A*                140,415,625
                                                        --------------
                                                           221,316,875
                                                        --------------

            CELLULAR TELECOMMUNICATIONS - 5.64%

3,020,000   Sprint Corp. (PCS Group) *+                    105,888,750
1,230,000   Vodafone Group plc - ADR+                       45,510,000
                                                        --------------

                                                           151,398,750
                                                        --------------

            COMMERCIAL SERVICES - 1.01%

  700,000   Convergys Corp.*+                               27,212,500
                                                        --------------

            COMPUTER SERVICES - 3.16%

1,500,000   Ceridian Corp.*+                                42,093,750
2,710,000   MarchFirst, Inc.*+                              42,664,526
                                                        --------------
                                                            84,758,276
                                                        --------------

            COMPUTERS - MEMORY DEVICES - 1.37%

  370,000   EMC Corp.*                                      36,676,250
                                                        --------------


            COMPUTERS - MICRO - 1.18%

  270,000   Sun Microsystems, Inc.*                         31,522,500
                                                        --------------

            CONSULTING SERVICES - 0.51%

1,185,000   Gartner Group, Inc., Class A*+                  13,775,625
                                                        --------------

            COSMETICS & TOILETRIES - 1.48%

  710,000   Kimberly-Clark Corp.++                          39,626,875
                                                        --------------

            CREDIT & FINANCE - 1.81%

  800,000   American Express Co.+                           48,600,000
                                                        --------------

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------

            DIVERSIFIED OPERATIONS - 3.96%

  240,000   General Electric Co.++                      $   13,845,000
1,020,000   Roper Industries, Inc.++                        33,851,250
1,130,000   Tyco International Ltd.                         58,618,750
                                                        --------------
                                                           106,315,000
                                                        --------------

            ELECTRONIC COMPONENTS - 5.95%

1,620,000   LSI Logic Corp.*                                47,385,000
  810,000   Vishay Intertechnology, Inc.*                   24,907,500
1,020,000   Xilinx, Inc.*                                   87,337,500
                                                        --------------
                                                           159,630,000
                                                        --------------

            ELECTRONICS - 4.57%

  610,000   Adobe Systems Inc.                              94,702,500
  670,000   Intel Corp.                                     27,846,875
                                                        --------------
                                                           122,549,375
                                                        --------------

            FINANCE - INVESTMENT BANKER/BROKERAGE - 4.68%

  170,000   Lehman Brothers Holdings Inc.                   25,117,500
3,822,600   Moody's Corp.(b)*+++                           100,582,163
                                                        --------------
                                                           125,699,663
                                                        --------------

            HEALTH CARE COST MANAGEMENT SERVICES - 0.85%

  680,000   Orthodontic Centers of America, Inc.*           22,652,500
                                                        --------------

            INTERNET CONTENT - 0.75%

1,446,800   SportsLine.com, Inc.*+++                        19,983,925
                                                        --------------

            INVESTMENT MANAGEMENT/ADVISOR SERVICES - 2.39%

1,260,000   Eaton Vance Corp.                               64,260,000
                                                        --------------

            MEDICAL - DRUGS - 1.89%

1,130,000   Pfizer Inc.                                     50,779,375
                                                        --------------

            MEDICAL - GENERIC DRUGS - 1.52%

  630,000   Watson Pharmaceuticals, Inc.*                   40,871,250
                                                        --------------

            MEDICAL - WHOLESALE DRUG DISTRIBUTION - 2.23%

  680,000   Cardinal Health, Inc.+                          59,967,500
                                                        --------------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                          S&P STARS PORTFOLIO
                       PORTFOLIO OF INVESTMENTS

                          SEPTEMBER 30, 2000
                              (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            MULTI-LINE INSURANCE - 0.52%

  400,000   Allstate Corp. (The)                        $   13,900,000
                                                        --------------

            MULTIMEDIA - 1.31%

  450,000   Time Warner Inc.+                               35,212,500
                                                        --------------

            NETWORKING PRODUCTS - 6.37%

1,770,000   Cisco Systems, Inc.*                            97,792,500
  640,000   Extreme Networks, Inc.*++                       73,280,000
                                                        --------------
                                                           171,072,500
                                                        --------------

            OIL & GAS DRILLING - 5.56%

3,970,000   Global Marine Inc.*                            122,573,750
  510,000   Nabors Industries, Inc.*                        26,724,000
                                                        --------------
                                                           149,297,750
                                                        --------------

            OIL & OFFSHORE DRILLING - 2.30%

1,370,000   Santa Fe International Corp.                    61,735,625
                                                        --------------

            PHARMACEUTICALS - 2.90%

  500,000   COR Therapeutics, Inc.*+                        31,156,250
  100,000   Millennium Pharmaceuticals, Inc.*+              14,606,250
  440,000   Teva Pharmaceutical Industries
              Ltd. - ADR+                                   32,202,500
                                                        --------------
                                                            77,965,000
                                                        --------------

            PHYSICAL THERAPY/REHABILITATION CENTERS - 2.50%

1,580,000   RehabCare Group, Inc.*                          67,150,000
                                                        --------------

            PIPELINES - 1.06%

  500,000   Dynegy Inc., Class A                            28,500,000
                                                        --------------

            PUBLISHING - BOOKS - 2.22%

  750,000   Scholastic Corp.*                               59,671,875
                                                        --------------



------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------

            RETAIL - DRUG STORES - 3.24%

1,880,000   CVS Corp.++                                 $   87,067,500
                                                        --------------

            RETAIL - GROCERY STORES - 1.27%

1,510,000   Kroger Co. (The)*++                             34,069,375

            RETAIL - OFFICE SUPPLIES - 0.57%

1,080,000   Staples, Inc.*++                                15,322,500
                                                        --------------

            RETAIL - RESTAURANTS - 1.95%

  516,920   Consolidated Products, Inc.*++                   4,135,360
1,780,000   Outback Steakhouse, Inc.*++                     48,282,500
                                                        --------------
                                                            52,417,860
                                                        --------------

            SEMICONDUCTOR EQUIPMENT - 0.83%

  480,000   Novellus Systems, Inc.*                         22,350,000
                                                        --------------

            TELECOMMUNICATION EQUIPMENT - 4.75%

1,400,000   ANTEC Corp.*+                                   41,300,000
1,300,000   AT&T Wireless Group(a)*+                        27,137,500
  990,000   Nortel Networks Corp.                           58,966,875
                                                        --------------
                                                           127,404,375
                                                        --------------

            TELECOMMUNICATION SERVICES - 0.61%

  438,800   Copper Mountain Networks, Inc.*+                16,455,000
                                                        --------------

            TELEVISION - 0.49%

  350,000   Univision Communications Inc.,
              Class A*++                                    13,081,250
                                                        --------------

            TRANSPORT - TRUCK - 0.93%

1,100,000   USFreightways Corp.+                            24,956,250
                                                        --------------

            WEB HOSTING/DESIGN - 0.39%

  130,000   Macromedia, Inc.*                               10,505,625
                                                        --------------

            Total Common Stocks
              (cost - $2,137,074,458)                    2,662,781,224
                                                        --------------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                          S&P STARS PORTFOLIO
                       PORTFOLIO OF INVESTMENTS

                          SEPTEMBER 30, 2000
                              (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT -- 0.00%

            INVESTMENT COMPANY - 0.00%

      476   Federated Automated Government
              Money Trust, 5.90%**+++
              (cost - $476)                             $          476
                                                        --------------

            Total Investments -- 99.19%
              (cost - $2,137,074,934)                    2,662,781,700
            Other assets in excess of
              liabilities -- 0.81%                          21,796,238
                                                        --------------

            Net Assets-- 100.00%                        $2,684,577,938
                                                        ==============

-------

ADR - American Depositary Receipts.
Unless otherwise indicated, all common stocks are ranked as five stars.

+     Currently ranked as four stars.

++    Currently ranked as three stars.

+++   Not ranked by STARS.

*     Non-income producing security.

** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2000.

(a)   Security or a portion thereof is out on loan.

(b)   When-issued.

S&P STARS RANKING:

Five stars -- Buy -- Expect to be among best performers over next 12 months and to rise in price.

Four stars -- Accumulate -- Expect to be an above average performer.

Three stars -- Hold -- Expect to be an average performer.

Two stars -- Avoid -- Expect to be a below average performer.

One star -- Sell -- Expect to be well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                        THE INSIDERS SELECT FUND
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            COMMON STOCKS -- 89.08%

            AEROSPACE & DEFENSE EQUIPMENT - 4.71%
   19,400   United Technologies Corp.                   $    1,343,450
                                                        --------------

            AUTOMOTIVE PARTS & EQUIPMENT - 0.00%

        0   Dana Corp.                                               9
                                                        --------------

            BANKS - 5.65%

   14,800   PNC Financial Services Group                       962,000
   13,000   SunTrust Banks, Inc.                               647,562
                                                        --------------
                                                             1,609,562
                                                        --------------

            CABLE TV - 3.13%

   21,800   Comcast Corp.*                                     892,438
                                                        --------------

            COMMERCIAL SERVICES - 5.37%

   25,400   Moody's Corp.                                      668,337
   32,500   Viad Corp.                                         863,281
                                                        --------------
                                                             1,531,618
                                                        --------------

            COMMERCIAL SERVICES - FINANCE - 0.76%

   12,700   Dunn & Bradstreet Corp.*                           215,900
                                                        --------------

            CREDIT & FINANCE - 12.54%

   20,900   American Express Co.                             1,269,675
   20,000   Fannie Mae                                       1,430,000
   12,300   MBIA, Inc.                                         874,837
                                                        --------------
                                                             3,574,512
                                                        --------------

            DRUGS & HOSPITAL SUPPLIES - 3.95%

   12,000   Johnson & Johnson                                1,127,250
                                                        --------------

            ELECTRIC - INTEGRATED - 3.60%

   15,600   FPL Group, Inc.                                  1,025,700
                                                        --------------

            ELECTRONICS - 4.14%

   17,600   Emerson Electric Co.                             1,179,200
                                                        --------------

            FINANCE - CONSUMER LOANS - 3.48%

   20,600   USA Education Inc.                                 992,662
                                                        --------------


------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------

            FINANCIAL SERVICES - 4.38%

   23,086   Citigroup Inc.                              $    1,247,006
                                                        --------------

            FOOD - RETAIL - 2.46%

   33,400   Albertson's, Inc.                                  701,400
                                                        --------------

            LIFE/HEALTH INSURANCE - 3.31%

   12,100   American General Corp.                             943,800
                                                        --------------

            MEDICAL - DRUGS - 4.62%

   17,100   Abbott Laboratories                                813,319
    6,300   Baxter International Inc.                          502,819
                                                        --------------
                                                             1,316,138
                                                        --------------

            MEDICAL - HOSPITALS - 3.26%

   25,000   HCA-The Healthcare Co.                             928,125
                                                        --------------

            MULTI-LINE INSURANCE - 4.86%

   14,475   American International Group, Inc.               1,385,077
                                                        --------------

            RETAIL - DEPARTMENT STORES - 3.23%

   17,900   May Department Stores
              Company (The)                                    366,950
   24,600   TJX Companies, Inc. (The)                          553,500
                                                        --------------
                                                               920,450
                                                        --------------

            RETAIL - RESTAURANTS - 3.46%

   49,100   Wendy's International, Inc.                        985,069
                                                        --------------

            SAVINGS & LOAN - 2.68%

   19,200   Washington Mutual, Inc.                            764,400
                                                        --------------

            TELECOMMUNICATION SERVICES - 5.89%

   28,400   Broadwing Inc.*                                    725,975
   19,700   Verizon Communications                             954,219
                                                        --------------
                                                             1,680,194
                                                        --------------

            TELEPHONE - INTEGRATED - 3.60%

   20,500   SBC Communications Inc.                          1,025,000
                                                        --------------

            Total Common Stocks
              (cost - $18,436,168)                          25,388,960
                                                        --------------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                        THE INSIDERS SELECT FUND
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS -- 11.02%

            INVESTMENT COMPANY - 0.14%

   39,950   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 6.14%**
              (cost - $39,950)                          $       39,950
                                                        --------------


PRINCIPAL
AMOUNT
(000'S)
---------

            U.S. GOVERNMENT AGENCY OBLIGATION - 10.88%

  $ 3,100   Federal Home Loan Bank Discount
              Notes, 6.22%, 10/02/00
              (cost - $3,099,464)                            3,099,464
                                                        --------------
            Total Short-Term Investments
              (cost - $3,139,414)                            3,139,414
                                                        --------------
            Total Investments -- 100.10%
              (cost - $21,575,582)                          28,528,374
            Liabilities in excess of other
              assets -- (0.10%)                                (27,189)
                                                        --------------
            Net Assets -- 100.00%                       $   28,501,185
                                                        ==============

-------
*     Non-income producing security.

** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2000.



The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                        LARGE CAP VALUE PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            COMMON STOCKS - 97.15%


            AEROSPACE & DEFENSE EQUIPMENT  3.03%
    9,400   United Technologies Corp.                   $      650,950
                                                        --------------

            BANKS - 7.13%

    8,000   Bank of America Corporation                        419,000
    9,800   PNC Financial Services Group                       637,000
    9,500   SunTrust Banks, Inc.                               473,219
                                                        --------------
                                                             1,529,219
                                                        --------------

            BREWERY - 2.76%

   14,000   Anheuser-Busch Companies, Inc.                     592,375
                                                        --------------

            CHEMICALS - DIVERSIFIED - 1.31%

    6,800   Du Pont (E.I.) de Nemours and Company              281,775
                                                        --------------

            COMMERCIAL SERVICES - 2.63%

   16,200   Moody's Corp.                                      426,262
    8,100   New Dun & Bradstreet Corporation (The) *           137,700
                                                        --------------
                                                               563,962
                                                        --------------

            COMPUTER SERVICES - 1.49%

    7,700   Electronic Data Systems Corporation                319,550
                                                        --------------

            COMPUTERS - MICRO - 1.63%

    3,100   International Business Machines Corp.              348,750
                                                        --------------

            COSMETICS & TOILETRIES - 6.02%

   12,900   Gillette Co. (The)                                 398,287
    9,300   Kimberly-Clark Corp.                               519,056
    5,600   Procter & Gamble Company (The)                     375,200
                                                        --------------
                                                             1,292,543
                                                        --------------

            CREDIT & FINANCE - 9.09%

   10,500   Fannie Mae                                         750,750
    6,700   MBIA, Inc.                                         476,537
   15,000   USA Education Inc.                                 722,812
                                                        --------------
                                                             1,950,099
                                                        --------------

            DISTRIBUTION/WHOLESALE - 1.87%

   21,000   Genuine Parts Company                              400,312
                                                        --------------


------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------

            DIVERSIFIED MANUFACTURING OPERATIONS - 2.59%

    6,100   Minnesota Mining and Manufacturing
              Company (3M)                              $      555,862
                                                        --------------

            DIVERSIFIED OPERATIONS - 2.48%
   20,000   Viad Corp.                                         531,250
                                                        --------------


            DRUGS & HOSPITAL SUPPLIES - 1.49%

    3,400   Johnson & Johnson                                  319,387
                                                        --------------

            ELECTRIC - INTEGRATED - 2.70%

    8,800   FPL Group, Inc.                                    578,600
                                                        --------------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 2.25%

    7,200   Emerson Electric Co.                               482,400
                                                        --------------

            FINANCIAL SERVICES - 2.55%

   10,133   Citigroup Inc.                                     547,815
                                                        --------------

            FOOD - RETAIL - 1.47%

   15,000   Albertson's Inc.                                   315,000
                                                        --------------

            LIFE/HEALTH INSURANCE - 4.56%

    5,600   American General Corp.                             436,800
   19,500   Torchmark Corporation                              542,344
                                                        --------------
                                                               979,144
                                                        --------------

            MEDICAL - DRUGS - 6.59%

    9,100   Abbott Laboratories                                432,819
    5,400   Baxter International Inc.                          430,988
    7,400   Merck & Co., Inc.                                  550,838
                                                        --------------
                                                             1,414,645
                                                        --------------

            MULTI-LINE INSURANCE - 2.92%

   18,000   Allstate Corporation (The)                         625,500
                                                        --------------

            OIL COMPANIES - INTEGRATED - 8.17%

    5,740   BP Amoco Plc ADR                                   304,220
    4,300   Exxon Mobil Corp.                                  383,238
   11,600   Texaco Inc.                                        609,000
   12,900   Unocal Corporation                                 457,144
                                                        --------------
                                                             1,753,602
                                                        --------------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                        LARGE CAP VALUE PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 2.38%

   12,500   Eastman Kodak Company                       $      510,938
                                                        --------------

            RETAIL - DEPARTMENT STORES - 3.72%

   17,000   May Department Stores Company (The)                348,500
   20,000   TJX Companies, Inc. (The)                          450,000
                                                        --------------
                                                               798,500
                                                        --------------

            RETAIL - RESTAURANTS - 5.83%

   22,200   McDonald's Corp.                                   670,163
   29,000   Wendy's International, Inc.                        581,813
                                                        --------------
                                                             1,251,976
                                                        --------------

            SAVINGS & LOAN - 2.63%

   14,185   Washington Mutual, Inc.                            564,740
                                                        --------------

            TELECOMMUNICATION SERVICES - 2.19%

    9,700   Verizon Communications                             469,844
                                                        --------------

            TELEPHONE - INTEGRATED - 5.67%

    6,600   AT&T Corp.                                         193,875
   12,000   SBC Communications Inc.                            600,000
   13,900   WorldCom, Inc.*                                    422,213
                                                        --------------
                                                             1,216,088
                                                        --------------

            Total Common Stocks
              (cost - $17,381,690)                          20,844,826
                                                        --------------


------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------

            SHORT-TERM INVESTMENT - 4.74%

            INVESTMENT COMPANY - 4.74%

1,018,229   Federated Investors, Trust for
              Short-Term U.S. Government
              Securities, 6.14%** (cost - $1,018,229)   $    1,018,229
                                                        --------------

            Total Investments -- 101.89%
              (cost  $18,399,919)                           21,863,055
            Liabilities in excess of other assets
              -- (1.89%)                                      (406,266)
                                                        --------------
            Net Assets -- 100.00%                       $   21,456,789
                                                        ==============

-------

ADR   American Depositary Receipts.

*     Non-income producing security.

** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2000.


The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                        SMALL CAP VALUE PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            COMMON STOCKS - 95.30%

            BATTERY MANUFACTURING - 0.32%

   14,000   Rayovac Corp.*                              $      239,750
                                                        --------------

            BEVERAGES - NON ALCOHOLIC - 0.01%

    2,404   PepsiAmericas Inc.*                                  8,414
                                                        --------------

            BUILDING & CONSTRUCTION PRODUCTS - 10.54%

   86,550   Elcor Corp.                                      1,254,975
   65,000   Insituform Technologies, Inc.*                   2,185,625
   42,900   Southdown, Inc.                                  3,056,625
  130,500   Washington Group International, Inc.*            1,492,594
                                                        --------------
                                                             7,989,819
                                                        --------------

            CHEMICALS - DIVERSIFIED - 0.88%

   41,400   Olin Corp.                                         670,162
                                                        --------------

            COMMERCIAL SERVICES - 4.36%

  147,800   Steiner Leisure Ltd.*                            3,307,025
                                                        --------------

            COMMUNICATIONS - 3.95%

   85,250   COMARCO, Inc.                                    2,994,406
                                                        --------------

            COMPUTER SERVICES - 1.81%

   63,900   CACI International, Inc.*                        1,369,856
                                                        --------------

            COMPUTER SOFTWARE - 2.23%

  240,700   Zi Corp.*                                        1,692,422
                                                        --------------

            COMPUTERS - PERIPHERAL EQUIPMENT - 0.89%

   65,400   S3 Incorporated*                                   674,437
                                                        --------------

            CONSUMER PRODUCTS - MISC - 1.25%

   81,600   Dial Corp. (The)                                   948,600
                                                        --------------

            DISTRIBUTION/WHOLESALE - 0.04%

    6,444   Huttig Building Products, Inc.*                     28,998
                                                        --------------

            DIVERSIFIED OPERATIONS - 0.87%

   29,000   Crane Co.                                          663,375
                                                        --------------

            ELECTRONIC COMPONENTS - 5.50%

   26,100   Cubic Corp.                                        623,137
   47,500   Photronics, Inc.*                                1,036,094


------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------

            ELECTRONIC COMPONENTS (CONTINUED)

   81,750   Vishay Intertechnology, Inc.*               $    2,513,812
                                                        --------------
                                                             4,173,043
                                                        --------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 3.52%

   21,800   Fairchild Semiconductor Corporation*               613,125
   61,500   Rudolph Technologies, Inc.*                      2,056,406
                                                        --------------
                                                             2,669,531
                                                        --------------

            FERTILIZERS - 0.18%

    9,600   IMC Global Inc.                                    139,200
                                                        --------------

            FINANCE - CONSUMER LOANS - 2.05%

   31,800   Student Loan Corporation (The)                   1,552,237
                                                        --------------

            FINANCIAL SERVICES - 2.40%

   35,900   Bank United Corp., Class A                       1,819,681
                                                        --------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 3.24%

  470,373   Hibernia Foods plc - ADR*                        2,454,759
                                                        --------------

            HEALTH CARE - 4.01%

  232,600   Caremark Rx, Inc.*                               2,616,750
   72,400   Columbia Laboratories, Inc.*                       420,825
                                                        --------------
                                                             3,037,575
                                                        --------------

             HOME FURNISHINGS - 1.21%

    55,200   Furniture Brands International, Inc.*             917,700
                                                        --------------

             HOTELS & MOTELS - 2.97%

    70,650   Station Casinos, Inc.*                          1,006,763
   256,400   U.S. Franchise Systems, Inc.*                   1,241,938
                                                        --------------
                                                             2,248,701
                                                        --------------

            HUMAN RESOURCES - 1.88%

  267,625   Butler International, Inc.*                      1,421,758
                                                        --------------

            INSTRUMENTS - CONTROLS - 1.89%

   62,600   Frequency Electronics, Inc.                      1,436,044
                                                        --------------

            LIFE/HEALTH INSURANCE - 3.31%

  137,900   Penn Treaty American Corp.*                      2,508,056
                                                        --------------

            MACHINERY - CONSTRUCTION & MINING - 0.70%

   40,900   Terex Corp.                                        534,256
                                                        --------------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                        SMALL CAP VALUE PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            MEDICAL - DRUGS - 9.55%

   53,800   ATS Medical, Inc.*                          $      810,363
  768,054   Impax Laboratories, Inc.*                        6,432,452
                                                        --------------
                                                             7,242,815
                                                        --------------

            MISCELLANEOUS INDUSTRIALS - 3.60%

   98,800   KEMET Corp.*                                     2,729,350
                                                        --------------

            MISCELLANEOUS MANUFACTURING - 0.57%

   58,200   Polymer Group, Inc.                                429,225
                                                        --------------

            NON-FERROUS METALS - 0.83%

   28,100   Mueller Industries, Inc.*                          630,494
                                                        --------------

            OIL & GAS DRILLING - 2.14%

   52,600   Global Marine Inc.                               1,624,025
                                                        --------------

            OIL COMPANIES - INTEGRATED - 2.53%

  278,500   Meridian Resource Corporation (The)*             1,914,688
                                                        --------------

            RADIO - 3.01%

  130,800   Cox Radio, Inc., Class A*                        2,280,825

            REAL ESTATE INVESTMENT TRUSTS - 1.40%

   59,100   Glenborough Realty Trust Inc.                    1,063,800
                                                        --------------

            RECREATIONAL CENTERS - 3.07%

   93,100   Bally Total Fitness Holding Corp.*               2,327,500
                                                        --------------

            RENTAL AUTO/EQUIPMENT - 2.73%

   85,900   United Rentals, Inc.*                            2,072,338
                                                        --------------

            RETAIL - RESTAURANTS - 1.89%

   67,000   Jack in the Box Inc.*                            1,436,313
                                                        --------------

            STEEL - 2.87%

  316,700   Universal Stainless & Alloy Products, Inc.*      2,177,313
                                                        --------------

            TRANSPORT - 1.10%

   93,800   Celadon Group, Inc.*                               832,475

            Total Common Stocks
              (cost  $63,267,743)                           72,260,966
                                                        --------------


------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------

            RIGHTS/WARRANTS - 1.30%

            MEDICAL - DRUGS - 1.30%

  225,000   Impax Laboratories, Inc., Series C*
              (cost - $0)                               $      984,375
                                                        --------------

            SHORT-TERM INVESTMENTS - 4.22%

            INVESTMENT COMPANIES - 4.22%

  125,014   Federated Automated Government
              Money Trust, 5.90%**                             125,014
3,074,846   Federated Investors, Trust for Short-Term
            U.S. Government Securities, 6.14%**              3,074,846
                                                        --------------

            Total Short-Term Investments
              (cost - $3,199,860)                            3,199,860
                                                        --------------

            Total Investments - 100.82%
              (cost - $66,467,603)                          76,445,201
            Liabilities in excess of other
              assets - (0.82%)                                (617,995)
                                                        --------------
            Net Assets - 100.00%                        $   75,827,206
                                                        ==============

-------

ADR   American Depositary Receipts.

*     Non-income producing security.

** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2000.


The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                          FOCUS LIST PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            COMMON STOCKS -- 100.27%

            BASIC INDUSTRY: COMMODITY
            CHEMICALS - 4.37%

   35,000   DuPont (E.I.) de Nemours and Company        $    1,450,312
                                                        --------------

            CONSUMER: HARD LINE RETAILERS -
            HOME IMPROVEMENT - 4.95%

   31,000   Home Depot, Inc. (The)                           1,644,937
                                                        --------------

            CONSUMER: RESTAURANTS - 5.07%

   81,000   Darden Restaurants, Inc.                         1,685,813
                                                        --------------

            FINANCIAL SERVICES: GOVERNMENT-
            SPONSORED ENTERPRISES - 6.89%

   32,000   Fannie Mae                                       2,288,000
                                                        --------------

            FOOD: MISCELLANEOUS/DIVERSIFIED - 0.00%

      600   Vlasic Foods International Inc.*+                      675
                                                        --------------

            HEALTHCARE: MAJOR PHARMACEUTICALS - 5.67%

   33,000   Bristol-Myers Squibb Co.                         1,885,125
                                                        --------------

            MEDIA: ADVERTISING AND
            MARKETING SERVICES - 4.52%

   42,000   True North Communications Inc.                   1,501,500
                                                        --------------

            MEDIA: CABLE AND ENTERTAINMENT - 8.26%

   14,800   Time Warner Inc.                                 1,158,100
   27,125   Viacom Inc., Class B*                            1,586,813
                                                        --------------
                                                             2,744,913
                                                        --------------

            MEDIA: RADIO & TV BROADCASTING - 8.84%

   24,000   Clear Channel Communications, Inc.*              1,356,000
   72,000   USA Networks, Inc.*                              1,579,500
                                                        --------------
                                                             2,935,500
                                                        --------------

            TECHNOLOGY: COMPUTER SERVICES - 13.59%

   50,200   Affiliated Computer Services, Inc.,
              Class A*                                       2,503,725
   26,000   BISYS Group, Inc. (The)*                         2,010,125
                                                        --------------
                                                             4,513,850
                                                        --------------


------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------

            TECHNOLOGY: COMPUTERS & OFFICE
            EQUIPMENT - 10.38%

   34,800   EMC Corp.*                                  $    3,449,550
                                                        --------------

            TECHNOLOGY: CONSUMER INTERNET - 3.73%

   41,000   InfoSpace, Inc.*                                 1,240,250
                                                        --------------

            TECHNOLOGY: ELECTRONIC COMPONENTS - 4.17%

   30,000   Solectron Corp.*                                 1,383,750
                                                        --------------

            TECHNOLOGY: ENTERPRISE SOFTWARE - 5.93%

   25,000   Oracle Corp.*                                    1,968,750
                                                        --------------

            TECHNOLOGY: INTERNET/NEWS MEDIA - 5.70%

   35,200   America Online, Inc.*                            1,892,000
                                                        --------------

            TECHNOLOGY: SEMICONDUCTORS - 3.75%

   30,000   Intel Corp.                                      1,246,875
                                                        --------------

            TELECOMMUNICATIONS: SERVICES/WIRELESS - 4.45%

   40,000   Vodafone Group plc ADR                           1,480,000
                                                        --------------
            Total Common Stocks
              (cost - $25,357,559)                          33,311,800

            SHORT-TERM INVESTMENT -- 0.00%

            INVESTMENT COMPANY - 0.00%

       14   Federated Investors, Trust for
              Short-Term U.S. Government Securities,
              6.14%**+ (cost - $14)                                 14
                                                        --------------
            Total Investments -- 100.27%
              (cost - $25,357,573)                          33,311,814
            Liabilities in excess of
              other assets - (0.27%)                           (89,193)
                                                        --------------
            Net Assets - 100.00%                        $   33,222,621
                                                        ==============

-------

ADR   American Depositary Receipts.

*     Non-income producing security.

** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2000.

+     Not a Focus List Selection at September 30, 2000.


The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                           BALANCED PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            EQUITY SECURITIES -- 56.64%

            AEROSPACE & DEFENSE EQUIPMENT - 1.68%

    3,600   United Technologies Corp.                   $      249,300
                                                        --------------

            BANKS - US - 1.11%

    3,300   SunTrust Banks, Inc.                               164,381
                                                        --------------

            CABLE TV - 1.49%

    5,400   Comcast Corp., Class A*                            221,062
                                                        --------------

            CHEMICALS - DIVERSIFIED - 0.75%

    2,700   Du Pont (E.I.) de Nemours and Company              111,881
                                                        --------------

            COMMERCIAL SERVICES - 2.60%

    8,700   Moody's Corp.                                      228,919
    4,350   New Dun & Bradstreet
              Corporation, (The)*                               73,950
    3,700   Steiner Leisure Ltd.*                               82,787
                                                        --------------
                                                               385,656
                                                        --------------


            COMPUTER SERVICES - 0.81%
     2,900  Electronic Data Systems Corporation               120,350
                                                        -------------

            COMPUTERS - 1.87%
    1,000   Hewlett-Packard Co.                                97,000
    1,600   International Business Machines Corp.             180,000
                                                        -------------
                                                              277,000
                                                        -------------

            COSMETICS & TOILETRIES - 4.25%
    5,400   Gillette Co. (The)                                166,725
    4,600   Kimberly-Clark Corp.                              256,737
    3,100   Proctor & Gamble Company (The)                    207,700
                                                        -------------
                                                              631,162
                                                        -------------

            CREDIT & FINANCE - 3.74%
    4,000   Fannie Mae                                        286,000
    5,600   USA Education Inc.                                269,850
                                                        -------------
                                                              555,850
                                                        -------------

            DIVERSIFIED MANUFACTURING
            OPERATIONS - 1.10%
    1,800   Minnesota Mining and Manufacturing
              Company (3M)                                    164,025
                                                        -------------

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            DIVERSIFIED OPERATIONS - 2.13%
    2,000   Tyco International Ltd.*                    $     103,750
    8,000   Viad Corp.                                        212,500
                                                        -------------
                                                              316,250
                                                        -------------

            DRUGS & HOSPITAL SUPPLIES - 1.08%
    1,700   Johnson & Johnson                                 159,694
                                                        -------------

            ELECTRONICS - 1.02%
    1,600   Intel Corp.                                        66,500
    1,800   Texas Instruments Incorporated                     84,937
                                                        -------------
                                                              151,437
                                                        -------------

            FINANCIAL SERVICES - 1.87%
    5,133   Citigroup Inc.                                    277,503
                                                        -------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 1.87%
    6,500   Heinz (H.J.) Co.                                  240,906
    7,000   Hibernia Foods plc - ADR*                          36,531
                                                        -------------
                                                              277,437
                                                        -------------

            FOOD - RETAIL - 0.88%
    6,200   Albertson's Inc.                                  130,200
                                                        -------------

            HOTELS & MOTELS - 0.32%
    9,800   U.S. Franchise Systems, Inc.*                      47,469
                                                        -------------

            HUMAN RESOURCES - 0.24%
    6,600   Butler International, Inc.*                        35,063
                                                        -------------

            LIFE/HEALTH INSURANCE - 3.40%
    2,600   American General Corp.                            202,800
    3,000   Penn Treaty American Corporation*                  54,563
    8,900   Torchmark Inc.                                    247,531
                                                        -------------
                                                              504,894
                                                        -------------

            MEDICAL - DRUGS - 4.50%
    3,600   Abbott Laboratories                               171,225
    2,100   Baxter International Inc.                         167,606
   10,000   Impax Laboratories, Inc.*                          83,750
    3,300   Merck & Co., Inc.                                 245,644
                                                        -------------
                                                              668,225
                                                        -------------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                           BALANCED PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

------------------------------------------------------------------------------
SHARES                                                      VALUE
------------------------------------------------------------------------------
            EQUITY SECURITIES (CONTINUED)

            MULTIMEDIA - 1.05%
    2,000   Time Warner Inc.                            $     156,500
                                                        -------------

            OIL & GAS DRILLING - 0.83%
    4,000   Global Marine Inc.*                               123,500
                                                        -------------

            OIL COMPANIES - INTEGRATED - 6.08%
    3,076   BP Amoco Plc - ADR                                163,028
    2,800   Exxon Mobil Corp.                                 249,550
    4,400   Texaco Inc.                                       231,000
    7,300   Unocal Corp.                                      258,694
                                                        -------------
                                                              902,272
                                                        -------------

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.10%
    4,000   Eastman Kodak Company                             163,500
                                                        -------------

            RADIO - 0.35%
    3,000   Cox Radio, Inc., Class A*                          52,313
                                                        -------------

            RENTAL AUTO/EQUIPMENT - 0.57%
    3,500   United Rentals, Inc.*                              84,438
                                                        -------------

            RETAIL - DEPARTMENT STORES - 2.02%
    5,700   May Department Stores Company (The)         $     116,850
    8,100   TJX Companies Inc., (The)                         182,250
                                                        -------------
                                                              299,100
                                                        -------------

            RETAIL - RESTAURANTS - 1.61%
    7,900   McDonald's Corp.                                  238,481
                                                        -------------

            SAVINGS & LOAN - 1.49%
    5,550   Washington Mutual, Inc.                           220,959
                                                        -------------

            TELEPHONE - INTEGRATED - 3.80%
    4,500   AT&T Corp                                         132,188
    5,000   SBC Communications Inc.                           250,000
    6,000   WorldCom, Inc.*                                   182,250
                                                        -------------
                                                              564,438
                                                        -------------

            WIRELESS EQUIPMENT - 1.03%
    5,400   Motorola, Inc.                                    152,550
                                                        -------------
            Total Equity Securities
               (cost - $7,861,066)                          8,406,890
                                                        -------------



 PRINCIPAL
 AMOUNT                                                                                       INTEREST     MATURITY
 (000'S)                                                                                       RATE(S)      DATE(S)
            LONG-TERM DEBT INVESTMENTS - 39.78%

            CORPORATE OBLIGATIONS - 15.85%
            COMPUTER SERVICES - 1.52%
 $     75   Computer Sciences Corporation, Notes                                               7.500%      08/08/05         75,879
      150   Electronic Data Systems Corp., Notes                                               6.850       10/15/04        149,797
                                                                                                                        ----------
                                                                                                                           225,676
                                                                                                                        ----------
            FINANCIAL - 2.66%
       70   Associates Corp. N.A., Senior Notes                                                6.000       07/15/05         67,093
       75   AT&T Capital Corp., Medium Term Notes, Series F, CIT Group Inc. Guaranteed         6.660       05/15/05         73,666
      125   Finova Capital Corp., Notes                                                     6.35-7.125  10/15/00-5/17/04    99,811
       50   General Electric Capital Corp., Debentures, Series A                               8.850       04/01/05         54,003
      100   Lehman Brothers Holdings Inc., Medium Term Notes, Series F                         7.500       08/07/08         99,790
                                                                                                                        ----------
                                                                                                                           394,363
                                                                                                                        ----------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                           BALANCED PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                                                       INTEREST     MATURITY
 (000'S)                                                                                       RATE(S)      DATE(S)        VALUE
----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            CORPORATE OBLIGATIONS (CONTINUED)
            FOOD & BEVERAGES - 1.99%
 $     75   Anheuser-Busch Cos., Inc., Notes                                                   6.750%      06/01/05    $    74,511
       75   ConAgra Foods, Inc., Notes                                                         7.875       09/15/10         75,822
      150   Safeway Inc., Notes                                                                6.050       11/15/03        145,011
                                                                                                                       -----------
                                                                                                                           295,344
                                                                                                                       -----------

            MEDICAL - DRUGS - 1.40%
      200   American Home Products, Notes                                                      7.900       02/15/05        207,224
                                                                                                                       -----------

            MORTGAGE BACKED SECURITIES - 4.58%
     100    Conseco Finance Home Equity Loan, Series 2000-B, Class AF2                         7.340       02/15/31        100,649
     100    Conti-Mortgage Home Equity Loan Trust, Series 1998-1, Class A5                     6.430       04/15/16         98,994
     100    Green Tree Home Improvement Loan Trust, Series 1998-D, Class HEA3                  6.130       08/15/29         99,135
     100    J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9 Class A2             7.770       10/15/32        103,298
      50    Paine Webber Mortgage Acceptance Corp., Series 2000-HE1, Class A2                  8.270       02/25/30         50,879
      50    Saxon Asset Securities Trust, Series 2000-3, Class AF$                             7.630       10/25/23         50,016
     100    UCFC Home Equity Loan, Series 1996-B1 Class A6                                     7.975       02/15/22        100,990
      75    World Omni Auto Receivables Trust, Series 2000-A, Class A3                         7.130       02/15/04         75,591
                                                                                                                       -----------
                                                                                                                           679,552
                                                                                                                       -----------

            MULTIMEDIA - 1.00%
     150    Time Warner Inc., Debentures                                                       6.850       01/15/26        148,759
                                                                                                                       -----------

            OIL - 1.23%
     100    Conoco Inc., Senior Notes                                                          6.950       04/15/29         92,565
     100    Enron Oil & Gas Resources Inc., Notes                                              6.000       12/15/08         89,919
                                                                                                                       -----------
                                                                                                                           182,484
                                                                                                                       -----------

            OIL FIELD MACHINERY & EQUIPMENT - 0.65%
     100    Smith International Inc., Senior Notes                                             7.000       09/15/07         96,099
                                                                                                                       -----------

            RETAIL  DEPARTMENT STORES - 0.48%
      75    TJX Companies Inc., (The), Notes                                                   7.450       12/15/09         70,881
                                                                                                                       -----------

            TELECOMMUNICATIONS - 0.34%
      50    CBS Corporation, Senior Notes                                                      7.150       05/20/05         50,123
                                                                                                                       -----------
            Total Corporate Obligations
              (cost  $2,353,761)                                                                                         2,350,505
                                                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                           BALANCED PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT                                                                                    INTEREST     MATURITY
 (000'S)                                                                                    RATE(S)      DATE(S)        VALUE
----------------------------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS - 7.44%
            U.S. TREASURY BONDS - 2.52%
 $    350   Bonds                                                                        6.125-7.500%  11/15/16-08/15/29 $  374,281
                                                                                                                         ----------

            U.S. TREASURY NOTES - 4.92%
     725    Notes                                                                        5.750-6.500   08/15/09-08/15/10    730,383
                                                                                                                         ----------
            Total U.S. Government Obligations
              (cost  $1,086,506)                                                                                          1,104,664
                                                                                                                         ----------

            U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.49%
            FANNIE MAE - 11.77%
      25    Benchmark Notes                                                                 6.140          09/02/08          23,753
   1,606    Pass-thru Pools                                                              6.000-7.000   04/01/09-04/01/30  1,570,093
     160    TBA, Pass-thru Pools                                                            6.500          10/16/30         153,699
                                                                                                                          ---------
                                                                                                                          1,747,545
                                                                                                                          ---------

            FEDERAL HOME LOAN BANK - 0.99%
     150    Federal Home Loan Bank                                                          4.875          01/22/02         147,066
                                                                                                                          ---------

            FREDDIE MAC - 0.83%
      50    Pass-thru Pools                                                                 7.000          05/01/26          49,350
      75    TBA, Pass-thru Pools                                                            7.250          06/15/05          75,012
                                                                                                                          ---------
                                                                                                                            124,362
                                                                                                                          ---------

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.90%
     433    Pass-thru Pools                                                              6.500-7.500   08/15/25-06/15/20    430,552
                                                                                                                          ---------

            Total U.S. Government Agency Obligations
              (cost - $2,483,660)                                                                                         2,449,525
                                                                                                                          ---------
            Total Long-Term Debt Investments
              (cost - $5,923,927)                                                                                         5,904,694
                                                                                                                          ---------

            SHORT-TERM INVESTMENTS -- 4.35%

            COMMERCIAL PAPER - 0.50%
      75    American Express Credit Corp.,(1)                                               6.490          10/30/00          74,608
                                                                                                                          ---------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                           BALANCED PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              INTEREST     MATURITY
 SHARES                                                                                        RATE(S)      DATE(S)        VALUE
----------------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (CONTINUED)

            INVESTMENT COMPANY - 2.77%
  411,402   Federated Investors, Trust for Short-Term U.S. Government Securities**          6.140%            --      $     411,402
                                                                                                                      -------------


PRINCIPAL
AMOUNT
(000'S)
-------

            U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 1.08%
     $160   Fannie Mae, Discount Notes(1)                                                   6.380          10/16/00         159,574
                                                                                                                       ------------

            Total Short-Term Investments
              (cost - $645,584)                                                                                             645,584
                                                                                                                       ------------

            Total Investments - 100.77%
              (cost - $14,430,577)                                                                                       14,957,168
            Liabilities in excess of other assets -- (0.77%)                                                               (113,859)
                                                                                                                       ------------

            Net Assets - 100.00%                                                                                        $14,843,309
                                                                                                                       ------------
                                                                                                                       ------------

--------
ADR   American Depositary Receipts.
TBA   To Be Announced.
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2000.
(1)   A portion of which was segregated as collateral for TBA securities.


The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                     INTERNATIONAL EQUITY PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

----------------------------------------------------------------------
SHARES                                                      VALUE
----------------------------------------------------------------------
            COMMON STOCKS -- 92.45%

            AUSTRALIA - 0.80%
            COMMERCIAL BANKS  NON-U.S. - 0.80%
   35,900   Australia & New Zealand Banking
               Group Ltd.                                 $    258,191
   88,900   Westpac Banking Corp. Ltd.                         613,847
                                                          ------------
            Total Australia (cost - $914,344)                  872,038
                                                          ------------

            CANADA - 3.12%
            MONEY CENTER BANKS - 0.97%
    9,500   Bank of Nova Scotia                                276,231
    8,300   Canadian Imperial Bank of Commerce                 273,057
   17,700   The Toronto-Dominion Bank                          519,955
                                                          ------------
                                                             1,069,243
                                                          ------------

            TELECOMMUNICATION EQUIPMENT - 2.15%
   39,600   Nortel Networks Corp.                            2,358,675
                                                          ------------
            Total Canada (cost - $3,529,346)                 3,427,918
                                                          ------------

            DENMARK - 1.17%
            MEDICAL-DRUGS - 1.17%
    5,800   Novo Nordisk A/S (cost - $976,290)               1,286,337
                                                          ------------

            FINLAND - 1.53%
            TELECOMMUNICATION EQUIPMENT - 1.53%
   41,400   Nokia Oyj (cost - $2,228,842)                    1,677,569
                                                          ------------

            FRANCE - 18.15%
            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.90%
   20,100   STMicroelectronics NV                              985,277
                                                          ------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 1.06%
    8,500   Groupe Danone                                    1,167,096
                                                          ------------

            MEDICAL - DRUGS - 5.79%
   56,500   Aventis SA                                       4,237,849
   39,200   Sanofi-Synthelabo SA                             2,106,597
                                                          ------------
                                                             6,344,446
                                                          ------------

            MONEY CENTER BANKS - 1.32%
    5,600   BNP Paribas SA                                     493,664

----------------------------------------------------------------------
SHARES                                                      VALUE
----------------------------------------------------------------------
            FRANCE (CONTINUED)
            MONEY CENTER BANKS (CONTINUED)
   17,100   Societe Generale, Class A Shares              $    955,918
                                                          ------------
                                                             1,449,582
                                                          ------------

            MULTI-LINE INSURANCE - 3.63%
   30,500   Axa                                              3,983,269
                                                          ------------

            OIL COMPANIES - INTEGRATED - 2.98%
   22,300   Total Fina Elf SA                                3,262,628
                                                          ------------

            TELECOMMUNICATION EQUIPMENT - 2.47%
   42,400   Alcatel                                          2,712,576
            Total France (cost - $20,565,487)               19,904,874
                                                          ------------

            GERMANY - 10.65%
            DIVERSIFIED MANUFACTURING OPERATIONS - 1.60%
   13,400   Siemans AG                                       1,752,391
                                                          ------------

            ENTERPRISE SOFTWARE/SERVICES - 0.58%
    2,500   SAP AG                                             630,934
                                                          ------------

            MEDICAL - DRUGS - 2.23%
   38,500   Schering AG                                      2,446,084
                                                          ------------

            MEDICAL PRODUCTS - 0.26%
    3,200   Fresenius Medical Care AG                          283,788
                                                          ------------

            MONEY CENTER BANKS - 2.33%
   25,300   Deutsche Bank AG                                 2,116,445
   10,000   Dresdner Bank AG                                   439,889
                                                          ------------
                                                             2,556,334
                                                          ------------

            MULTI-LINE INSURANCE - 1.63%
    5,400   Allianz AG                                       1,784,529
                                                          ------------

            REINSURANCE - 2.02%
    7,500   Muenchener Rueckversicherungs-Gesellschaft AG    2,217,094
                                                          ------------
            Total Germany (cost - $11,753,642)              11,671,154
                                                          ------------
            HONG KONG - 3.40%
            DIVERSIFIED OPERATIONS - 0.47%
  120,000   Citic Pacific Ltd.                                 517,129
                                                          ------------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                     INTERNATIONAL EQUITY PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

----------------------------------------------------------------------
SHARES                                                      VALUE
----------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HONG KONG (CONTINUED)
            MONEY CENTER BANKS - 2.93%
  229,600   HSBC Holdings plc                             $  3,209,793
                                                          ------------
            Total Hong Kong (cost - $3,880,800)              3,726,922
                                                          ------------

            IRELAND - 2.83%
            COMMERCIAL BANKS - NON-U.S. - 0.59%
   14,600   Allied Irish Banks plc                             159,561
   60,800   Bank of Ireland                                    486,887
                                                          ------------
                                                               646,448
                                                          ------------
            DRUG DELIVERY SYSTEMS - 2.24%
   44,800   Elan Corp. plc, ADR*                             2,452,800
                                                          ------------
            Total Ireland (cost - $2,742,379)                3,099,248
                                                          ------------

            ISRAEL - 0.27%
            INTERNET SECURITY - 0.27%
    1,900   Check Point Software
            Technologies Ltd.* (cost - $280,860)               299,250
                                                          ------------

            ITALY - 4.37%
            LIFE/HEALTH INSURANCE - 1.26%
  104,500   Alleanza Assicurazioni                           1,383,202
                                                          ------------

            MONEY CENTER BANKS - 2.51%
  169,300   San Paolo - IMI SpA                              2,751,850
                                                          ------------

            MULTI-LINE INSURANCE - 0.60%
   20,300   Assicurazioni Generali SpA                         652,938
                                                          ------------
            Total Italy (cost - $4,771,513)                  4,787,990
                                                          ------------

            JAPAN - 6.97%
            ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.98%
   47,300   NEC Corp.                                        1,074,602
                                                          ------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.30%
    3,600   Tokyo Electron Ltd.                                326,485
                                                          ------------

            ELECTRONIC MEASUREMENT INSTRUMENTS - 0.43%
    1,370   Keyence Corp.                                      474,163
                                                          ------------

            FINANCE - INVESTMENT BANKING/BROKERAGE - 0.50%
   25,000   The Nomura Securities Co., Ltd.                    543,679
                                                          ------------

----------------------------------------------------------------------
SHARES                                                      VALUE
----------------------------------------------------------------------
            JAPAN (CONTINUED)
            MEDICAL - DRUGS - 2.13%
   27,000   Chugai Pharmaceutical Co., Ltd.               $    490,478
   19,000   Eisai Co., Ltd.                                    599,574
   18,800   Takeda Chemical Industries, Ltd.                 1,242,199
                                                          ------------
                                                             2,332,251
                                                          ------------

            OFFICE AUTOMATION & EQUIPMENT - 0.24%
    6,000   Canon Inc.                                         265,963
                                                          ------------
            WIRE & CABLE PRODUCTS - 2.39%
   77,000   Fujikura Ltd.                                      634,185
   59,000   Sumitomo Electric Industries, Ltd.               1,018,277
   35,000   The Furukawa Electric Co., Ltd.                    966,824
                                                          ------------
                                                             2,619,286
                                                          ------------
            Total Japan (cost - $8,132,767)                  7,636,429
                                                          ------------

            MEXICO - 0.51%
            BROADCAST SERVICES/PROGRAMMING - 0.51%
    9,700   Grupo Televisa SA (cost - $704,118)                559,569
                                                          ------------

            NETHERLANDS - 13.85%
            BREWERY - 1.44%
   28,400   Heineken NV                                      1,578,836
                                                          ------------

            ELECTRONIC COMPONENTS - MISCELLANEOUS - 1.31%
   33,438   Koninklijke (Royal) Philips Electronics NV       1,439,034
                                                          ------------

            FOOD - RETAIL - 0.58%
   22,400   Koninklijke Ahold NV                               635,092
                                                          ------------

            MEDICAL - BIOMEDICAL/GENETICS - 0.33%
    7,600   QIAGEN NV*                                         358,150
                                                          ------------

            MONEY CENTER BANKS - 2.67%
  125,500   ABN AMRO Holding NV                              2,923,653
                                                          ------------

            MULTI-LINE INSURANCE - 3.78%
   62,300   ING Groep NV                                     4,149,522
                                                          ------------

            OIL COMPANIES - INTEGRATED - 3.74%
   67,800   Royal Dutch Petroleum Co.                        4,097,651
                                                          ------------
            Total Netherlands (cost - $15,580,906)          15,181,938
                                                          ------------

The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                     INTERNATIONAL EQUITY PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

----------------------------------------------------------------------
SHARES                                                      VALUE
----------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            NORWAY - 0.29%
            DIVERSIFIED MANUFACTURING OPERATIONS - 0.29%
    7,600   Norsk Hydro ASA (cost - $329,740)             $    318,118
                                                          ------------

            SINGAPORE - 0.85%
            MONEY CENTER BANKS - 0.45%
   68,000   United Overseas Bank Ltd.                          488,427
                                                          ------------
            REAL ESTATE DEVELOPMENT - 0.40%
   90,000   City Developments Ltd.                             439,584
                                                          ------------
Total Singapore (cost  $1,005,395)                             928,011
                                                          ------------

            SPAIN - 1.06%
            MONEY CENTER BANKS - 1.06%
   77,000   Banco Bilbao Vizcaya Argentaria,
              SA (cost - $1,086,251)                         1,163,249
                                                          ------------

            SWEDEN - 2.24%
            INVESTMENT COMPANIES - 0.48%
   37,500   Investor AB                                        531,376
                                                          ------------

            SECURITY SERVICES - 0.80%
   40,000   Securitas AB, Class B Shares                       874,078
                                                          ------------

            TELECOMMUNICATION EQUIPMENT - 0.96%
   71,100   Telefonaktiebolaget (L.M.) Ericsson
              AB, ADR                                        1,053,169
                                                          ------------
            Total Sweden (cost - $3,030,086)                 2,458,623
                                                          ------------

            SWITZERLAND - 10.37%
            COMMERCIAL BANKS - NON-U.S. - 0.19%
       40   Julius Baer Holding Ltd., (Zurich)                 207,470
                                                          ------------

            FOOD, MISCELLANEOUS/DIVERSIFIED - 1.90%
    1,002   Nestle SA                                        2,086,969
                                                          ------------

            MEDICAL - DRUGS - 4.25%
    1,510   Novartis AG                                      2,315,093
    1,922   Serono SA+                                       2,346,289
                                                          ------------
                                                             4,661,382
                                                          ------------

----------------------------------------------------------------------
SHARES                                                      VALUE
----------------------------------------------------------------------
            SWITZERLAND (CONTINUED)
            MONEY CENTER BANKS - 4.03%
   14,600   Credit Suisse Group-Reg                       $  2,728,356
   12,700   UBS AG                                           1,689,963
                                                          ------------
                                                             4,418,319
                                                          ------------
            Total Switzerland (cost - $11,341,928)          11,374,140
                                                          ------------
            UNITED KINGDOM - 10.02%
            COMPUTER DATA SECURITY - 0.27%
   29,100   Baltimore Technologies plc Ord .1p*                296,868
                                                          ------------

            COMPUTER SERVICES - 1.61%
   53,600   Logica plc Ord 10p                               1,763,259
                                                          ------------

            COMPUTERS - INTEGRATED SYSTEMS - 0.23%
   14,600   Sema Group plc Ord 10p                             250,399
                                                          ------------

            HUMAN RESOURCES - 0.72%
   88,500   Capita Group plc Ord 2p                            785,083
                                                          ------------

            INVESTMENT MANAGEMENT/ADVISER SERVICES - 2.22%
  112,700   Amvescap plc Ord 25p                             2,439,419
                                                          ------------

            MEDICAL - DRUGS - 1.16%
   42,000   Glaxo Wellcome plc Ord 25p                       1,271,747
                                                          ------------

            MEDICAL PRODUCTS - 0.61%
   68,400   Nycomed Amersham plc Ord 5p                        670,994
                                                          ------------

            MONEY CENTER BANKS - 0.60%
   46,600   HSBC Holdings plc Ord .5p                          662,800
                                                          ------------

            MULTI-LINE INSURANCE - 0.95%
   73,500   CGNU plc Ord 25p                                 1,043,230
                                                          ------------

            MULTIMEDIA - 1.01%
   58,200   Reuters Group plc Ord 25p                        1,103,144
                                                          ------------

            OIL COMPANIES - INTEGRATED - 0.23%
   28,200   BP Amoco plc Ord .25p                              250,996
                                                          ------------

            THERAPEUTICS - 0.41%
   22,600   Celltech Group plc Ord 50p*                        450,756
                                                          ------------
            Total United Kingdom (cost - $10,113,827)       10,988,695
                                                          ------------


The accompanying notes are an integral part of the financial statements.

               T H E   B E A R   S T E A R N S   F U N D S

                     INTERNATIONAL EQUITY PORTFOLIO
                        PORTFOLIO OF INVESTMENTS

                           SEPTEMBER 30, 2000
                               (UNAUDITED)

----------------------------------------------------------------------
SHARES                                                      VALUE
----------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            Total Common Stocks
              (cost - $102,968,521)                       $101,362,072
                                                          ------------

            SHORT-TERM INVESTMENTS -- 9.87%

            UNITED STATES - 9.87%
            INVESTMENT COMPANIES - 5.31%
2,731,473   Federated Automated Government
              Money Trust, 5.90%**                           2,731,473
3,087,589   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 6.14%**            3,087,589
                                                          ------------
                                                             5,819,062
                                                          ------------
PRINCIPAL
 AMOUNT
 (000'S)
---------

            AGENCY OBLIGATION - 4.56%
   $5,000   Federal Home Loan Bank
              Discount Note, 6.40%                           4,999,136
                                                          ------------
            Total Short-Term Investments
              (cost - $10,818,198)                          10,818,198
                                                          ------------
            Total Investments -- 102.32%
              (cost - $113,786,719)                        112,180,270
            Liabilities in excess of other
              assets -- (2.32%)                             (2,545,647)
                                                          ------------
            Net Assets -- 100.00%                         $109,634,623
                                                          ============

--------
ADR   American Depositary Receipts.
*     Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2000.
+     With an additional 12 rights, with no market value.


The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S

                    STATEMENTS OF ASSETS & LIABILITIES

                            SEPTEMBER 30, 2000
                                (UNAUDITED)

                                                                     S&P STARS        THE INSIDERS
                                                                     PORTFOLIO         SELECT FUND
                                                                   --------------      -----------
ASSETS
  Investments, at value
    (cost - $2,137,074,934, $21,575,582, $18,399,919,
    $66,467,603, $25,357,573, $14,430,577 and
    $113,786,719, respectively)                                    $2,662,781,700      $28,528,374
  Collateral received for securities loaned                            28,246,300               --
  Receivable for investments sold                                      35,164,764          177,218
  Receivable for Portfolio shares sold                                 80,264,986           15,005
  Dividends, interest and reclaims receivable                           1,067,472           22,936
  Receivable from investment adviser                                           --           14,018
  Deferred organization expenses and other assets                         100,877           19,568
                                                                   --------------      -----------
       Total assets                                                 2,807,626,099       28,777,119
                                                                   --------------      -----------
LIABILITIES
  Payable for investments purchased                                    83,457,231               --
  Payable upon return of securities loaned                             28,246,300               --
  Payable for Portfolio shares repurchased                              4,919,952          103,068
  Loan Payable                                                            147,500               --
  Distribution and service fees payable (Class A, B,
    and C shares)                                                       3,814,352           48,474
  Administration fee payable                                              311,672            3,397
  Advisory fee payable                                                  1,425,478               --
  Custodian fee payable                                                    41,965            3,278
  Accrued expenses                                                        683,711          117,717
                                                                   --------------      -----------
       Total liabilities                                              123,048,161          275,934
                                                                   --------------      -----------
NET ASSETS
  Capital stock, $0.001 par value (unlimited shares
    of beneficial interest authorized)                                     71,988            1,511
  Paid-in capital                                                   2,144,865,201       18,276,705
  Undistributed net investment income/(loss)                          (11,918,606)         (35,396
  Accumulated net realized gain/(loss) from investments,
    and foreign currency related transactions, if any                  25,852,589        3,305,573
  Net unrealized appreciation/(depreciation) on investments
    and foreign currency related transactions, if any                 525,706,766        6,952,792
                                                                   --------------      -----------
       Net assets                                                  $2,684,577,938      $28,501,185
                                                                   --------------      -----------
CLASS A
  Net assets                                                       $1,340,966,668      $15,851,560
                                                                   --------------      -----------
  Shares of beneficial interest outstanding                            35,719,269          832,288
                                                                   --------------      -----------
  Net asset value per share                                                $37.54           $19.05
                                                                           ======           ======
  Maximum offering price per share (net asset value plus
    sales charge of 5.50%* of the offering price)                          $39.72           $20.16
                                                                           ======           ======
CLASS B
  Net assets                                                       $  606,298,639      $ 5,428,617
                                                                   --------------      -----------
  Shares of beneficial interest outstanding                            16,455,377          291,815
                                                                   --------------      -----------
  Net asset value and offering price per share**                           $36.85           $18.60
                                                                           ======           ======
CLASS C
  Net assets                                                       $  541,388,785      $ 6,424,291
                                                                   --------------      -----------
  Shares of beneficial interest outstanding                            14,697,673          345,458
                                                                   --------------      -----------
  Net asset value and offering price per share**                           $36.84           $18.60
                                                                           ======           ======
CLASS Y
  Net assets                                                       $  195,923,846      $   796,717
                                                                   --------------      -----------
  Shares of beneficial interest outstanding                             5,116,173           41,256
                                                                   --------------      -----------
  Net asset value, offering and redemption price per share                 $38.30           $19.31
                                                                           ======           ======


*   On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S


                                                              LARGE CAP     SMALL CAP       FOCUS                    INTERNATIONAL
                                                                VALUE         VALUE          LIST        BALANCED       EQUITY
                                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                             -----------   -----------   -----------   -----------   ------------
ASSETS
  Investments, at value
    (cost - $2,137,074,934, $21,575,582, $18,399,919,
    $66,467,603, $25,357,573, $14,430,577 and
    $113,786,719, respectively)                              $21,863,055   $76,445,201   $33,311,814   $14,957,168   $112,180,270
  Collateral received for securities loaned                           --     2,062,700            --            --             --
  Receivable for investments sold                                193,797       132,246       200,893       202,973      1,494,573
  Receivable for Portfolio shares sold                            85,665       677,521        18,273        12,171      4,516,710
  Dividends, interest and reclaims receivable                     25,586        40,664        17,222        76,083        179,719
  Receivable from investment adviser                              14,862            --        14,621        26,730             --
  Deferred organization expenses and other assets                 16,444        18,225        40,423        45,241         58,199
                                                             -----------   -----------   -----------   -----------   ------------
       Total assets                                           22,199,409    79,376,557    33,603,246    15,320,366    118,429,471
                                                             -----------   -----------   -----------   -----------   ------------
LIABILITIES
  Payable for investments purchased                              399,174     1,154,163            --       337,486      4,388,267
  Payable upon return of securities loaned                            --     2,062,700       193,100            --             --
  Payable for Portfolio shares repurchased                       241,635       104,649        41,476        39,305      4,045,818
  Loan Payable                                                        --            --            --            --             --
  Distribution and service fees payable (Class A, B,
    and C shares)                                                 24,928        69,897        62,268        14,425        201,813
  Administration fee payable                                       2,137         9,260         3,733         1,301         13,470
  Advisory fee payable                                                --        39,850            --            --         14,491
  Custodian fee payable                                            1,266         3,536         1,965         3,093         28,635
  Accrued expenses                                                73,480       105,296        78,083        81,447        102,354
                                                             -----------   -----------   -----------   -----------   ------------
       Total liabilities                                         742,620     3,549,351       380,625       477,057      8,794,848
                                                             -----------   -----------   -----------   -----------   ------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited shares
    of beneficial interest authorized)                             1,143         3,428         1,802    1,1345,152             --
  Paid-in capital                                             16,290,992    57,953,482    28,762,749    14,374,534    118,024,950
  Undistributed net investment income/(loss)                     111,905      (134,192)     (127,084)       32,689       (142,165)
  Accumulated net realized gain/(loss) from investments,
    and foreign currency related transactions, if any          1,589,613     8,026,890    (3,369,087)      (91,639)    (6,634,854)
  Net unrealized appreciation/(depreciation) on investments
    and foreign currency related transactions, if any          3,463,136     9,977,598     7,954,241       526,591     (1,618,460)
                                                             -----------   -----------   -----------   -----------   ------------
       Net assets                                            $21,456,789   $75,827,206   $33,222,621   $14,843,309   $109,634,623
                                                             -----------   -----------   -----------   -----------   ------------
CLASS A
  Net assets                                                 $11,530,497   $22,436,612   $19,858,330   $ 3,711,404   $ 62,418,538
                                                             -----------   -----------   -----------   -----------   ------------
  Shares of beneficial interest outstanding                      612,664     1,014,458     1,070,211       284,076      2,915,641
                                                             -----------   -----------   -----------   -----------   ------------
  Net asset value per share                                       $18.82        $22.12        $18.56        $13.06         $21.41
                                                                  ======        ======        ======        ======         ======
  Maximum offering price per share (net asset value plus
    sales charge of 5.50%* of the offering price)                 $19.92        $23.41        $19.64        $13.82         $22.66
                                                                  ======        ======        ======        ======         ======
CLASS B
  Net assets                                                 $ 1,528,348   $ 4,212,250   $ 8,040,224   $ 2,454,512   $ 15,837,704
                                                             -----------   -----------   -----------   -----------   ------------
  Shares of beneficial interest outstanding                       82,487       193,526       440,032       189,459        750,150
                                                             -----------   -----------   -----------   -----------   ------------
  Net asset value and offering price per share**                  $18.53        $21.77        $18.27        $12.96         $21.11
                                                                  ======        ======        ======        ======         ======
CLASS C
  Net assets                                                 $ 3,709,703   $12,676,384   $ 5,324,067   $ 1,569,165   $ 31,378,381
                                                             -----------   -----------   -----------   -----------   ------------
  Shares of beneficial interest outstanding                      199,540       582,420       291,245       121,154      1,486,512
                                                             -----------   -----------   -----------   -----------   ------------
  Net asset value and offering price per share**                  $18.59        $21.77        $18.28        $12.95         $21.11
                                                                  ======        ======        ======        ======         ======
CLASS Y
  Net assets                                                 $ 4,688,241   $36,501,960            --   $ 7,108,228             --
                                                             -----------   -----------   -----------   -----------   ------------
  Shares of beneficial interest outstanding                      248,119     1,637,593            --       539,169             --
                                                             -----------   -----------   -----------   -----------   ------------
  Net asset value, offering and redemption price per share        $18.90        $22.29            --        $13.18             --
                                                                  ======        ======        ======        ======         ======

                 T H E   B E A R   S T E A R N S   F U N D S

                          STATEMENTS OF OPERATIONS

                 FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
                                 (UNAUDITED)

                                                                     LARGE CAP   SMALL CAP       FOCUS                INTERNATIONAL
                                            S&P STARS   THE INSIDERS   VALUE       VALUE          LIST      BALANCED      EQUITY
                                            PORTFOLIO   SELECT FUND  PORTFOLIO   PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO
                                           -----------  ----------  ----------  -----------   -----------   --------  ------------
INVESTMENT INCOME
  Dividends                                $ 3,763,831  $  182,654  $  177,668  $   188,996   $    52,394   $ 64,233  $    572,157
  Interest                                     337,602      36,858      48,394      186,826       101,447    212,529       384,107
       Less: Foreign taxes withheld            (21,348)         --        (382)          --            --        (63)      (38,542)
                                           -----------  ----------  ----------  -----------   -----------   --------  ------------
                                             4,080,085     219,512     225,680      375,822       153,841    276,699       917,722
                                           -----------  ----------  ----------  -----------   -----------   --------  ------------
EXPENSES
  Advisory fees                              7,168,253      80,428      69,274      276,855       114,340     46,665       544,124
  Distribution and service fees - Class A    2,249,888      37,500      22,807       56,398        53,073      9,408       157,516
  Distribution and service fees - Class B    2,136,163      26,680       7,536       20,436        41,266     10,683        80,997
  Distribution and service fees - Class C    2,036,785      32,176      17,537       63,895        28,369      7,753       144,992
  Transfer agent fees and expenses             750,498      92,284      80,275       80,741        74,236     82,190        89,980
  Accounting fees                              375,790      54,126      33,843       70,750        44,948     35,747        66,877
  Administration fees                        1,433,651      20,668      13,855       55,371        26,367     10,769        81,153
  Federal and state registration fees          370,394      21,984      16,236       17,482        20,204     20,207        40,053
  Legal and auditing fees                       48,782      30,583      27,578       25,582        25,069     22,084        30,332
  Custodian fees and expenses                  112,085       5,977       4,850        9,333         4,468      4,575       146,423
  Amortization of organization expenses             --       8,262          --           --         3,964      5,368         6,118
  Reports and notices to shareholders           90,533       4,979       1,962        4,941         3,510      2,636         5,047
  Insurance expenses                             4,936       4,538       4,474        4,632         2,966      4,495         4,449
  Trustees' fees and expenses                    4,456       4,262       4,264        3,510         4,262      2,039         4,262
  Other                                         30,217       1,601       1,649        2,335         1,535      1,579         1,608
                                           -----------  ----------  ----------  -----------   -----------   --------  ------------
       Total expenses before waivers
         and related reimbursements         16,812,431     426,048     306,140      692,261       448,577    266,198     1,403,931
       Less: waivers and related
         reimbursements                       (813,740)   (171,140)   (165,831)    (182,247)     (167,652)  (188,049)     (344,044)
                                           -----------  ----------  ----------  -----------   -----------   --------  ------------
       Total expenses after waivers and
         related reimbursements             15,998,691     254,908     140,309      510,014       280,925     78,149     1,059,887
                                           -----------  ----------  ----------  -----------   -----------   --------  ------------
  Net investment income/(loss)             (11,918,606)    (35,396)     85,371     (134,192)     (127,084)   198,550      (142,165)
                                           -----------  ----------  ----------  -----------   -----------   --------  ------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) from:
    Investments                             (3,560,931)  1,564,041   1,619,082    1,233,190    (2,975,515)   573,072    (7,113,745)
    Foreign currency related transactions           --          --          --           --            --         --      (428,258)
  Net change in unrealized appreciation on:
    Investments                             82,884,203   1,736,608     460,445   (4,148,274)   (1,771,065)   (38,138)  (18,355,806)
    Foreign currency related transactions           --          --          --           --            --         --       (16,374)
                                           -----------  ----------  ----------  -----------   -----------   --------  ------------
  Net realized and unrealized gain/(loss)
    on investments                          79,323,272   3,300,649   2,079,527   (2,915,084)   (4,746,580)   534,934   (25,914,183)
                                           -----------  ----------  ----------  -----------   -----------   --------  ------------
  NET INCREASE/(DECREASE) IN
    NET ASSETS RESULTING FROM
    OPERATIONS                             $67,404,666  $3,265,253  $2,164,898  $(3,049,276)  $(4,873,664)  $733,484  $(26,056,348)
                                           ===========  ==========  ==========  ===========   ===========   ========  ============


The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S














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                                       37

                 T H E   B E A R   S T E A R N S   F U N D S

                     STATEMENTS OF CHANGES IN NET ASSETS


                                         S&P STARS PORTFOLIO               THE INSIDERS SELECT          LARGE CAP VALUE PORTFOLIO
                                   -------------------------------    ----------------------------   -----------------------------
                                     FOR THE SIX                       FOR THE SIX                    FOR THE SIX
                                    MONTHS ENDED       FOR THE        MONTHS ENDED     FOR THE       MONTHS ENDED      FOR THE
                                    SEPTEMBER 30,       FISCAL        SEPTEMBER 30,     FISCAL       SEPTEMBER 30,      FISCAL
                                        2000          YEAR ENDED          2000        YEAR ENDED         2000         YEAR ENDED
                                     (UNAUDITED)    MARCH 31, 2000    (UNAUDITED)   MARCH 31, 2000    (UNAUDITED)   MARCH 31, 2000
                                   --------------   --------------    -----------   --------------   ------------   --------------
INCREASE/(DECREASE) IN NET
  ASSETS  FROM OPERATIONS
  Net investment income/(loss)     $  (11,918,606)  $   (9,244,824)   $   (35,396)    $   (46,921)   $    85,371    $    94,546
  Net realized gain/(loss) from
    investments and foreign
    currency related
    transactions, if any               (3,560,931)      47,607,437      1,564,041       1,745,520      1,619,082      1,365,082
  Net change in unrealized
    appreciation/(depreciation)
    on investments and foreign
    currency related
    transactions, if any               82,884,203      333,805,696      1,736,608      (1,591,810)       460,445     (2,343,259)
                                   --------------   --------------    -----------     -----------    -----------    -----------
  Net increase/(decrease) in
    net assets resulting from
    operations                         67,404,666      372,168,309      3,265,253         106,789      2,164,898       (883,631)
                                   --------------   --------------    -----------     -----------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM
  Net investment income
    Class A shares                             --               --             --              --             --        (45,967)
    Class B shares                             --               --             --              --             --             --
    Class C shares                             --               --             --              --             --             --
    Class Y shares                             --               --             --          (9,925)            --        (39,260)
                                   --------------   --------------    -----------     -----------    -----------    -----------
                                               --               --             --          (9,925)            --        (85,227)
                                   --------------   --------------    -----------     -----------    -----------    -----------
  Net realized capital gains
    Class A shares                             --       (3,841,879)            --        (231,030)            --        (965,266)
    Class B shares                             --       (1,534,789)            --         (81,221)            --        (187,749)
    Class C shares                             --       (1,797,757)            --        (115,814)            --        (456,258)
    Class Y shares                             --         (878,492)            --         (10,614)            --        (412,235)
                                   --------------   --------------    -----------     -----------    -----------    -----------
                                               --       (8,052,917)            --        (438,679)            --      (2,021,508)
                                   --------------   --------------    -----------     -----------    -----------    -----------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares                          1,295,585,869      798,042,336      2,580,819       5,111,644      6,031,050       4,435,664
  Cost of shares repurchased         (121,464,155)    (132,359,417)    (5,705,215)    (22,466,125)    (2,865,032)     (8,787,784)
  Shares issued in reinvestment
    of  dividends                              --        7,667,498             --         419,532             --       1,889,844
                                   --------------   --------------    -----------     -----------    -----------    -----------
  Net increase/(decrease) in
    net assets  derived from
    shares of beneficial
    interest transactions           1,174,121,714      673,350,417     (3,124,396)    (16,934,949)     3,166,018     (2,462,276)
                                   --------------   --------------    -----------     -----------    -----------    -----------

  Total increase/(decrease)
    in net assets                   1,241,526,380    1,037,465,809        140,857     (17,276,764)     5,330,916     (5,452,642)
NET ASSETS
  Beginning of period               1,443,051,558      405,585,749     28,360,328      45,637,092     16,125,873     21,578,515
                                   --------------   --------------    -----------     -----------    -----------    -----------
  End of period*                   $2,684,577,938   $1,443,051,558    $28,501,185     $28,360,328    $21,456,789    $16,125,873
                                   ==============   ==============    ===========     ===========    ===========    ===========



* Includes undistributed net investment income as follows:

                                     FOR THE SIX             FOR THE
                                     MONTHS ENDED             FISCAL
                                  SEPTEMBER 30, 2000        YEAR ENDED
                                      (UNAUDITED)         MARCH 31, 2000
                                  ------------------      --------------
Large Cap Value Portfolio              $111,905              $26,534
Balanced Portfolio                       32,689                6,787


The accompanying notes are an integral part of the financial statements.

                 T H E   B E A R   S T E A R N S   F U N D S



                                                          SMALL CAP VALUE PORTFOLIO             FOCUS LIST PORTFOLIO
                                                       -------------------------------    -------------------------------
                                                       FOR THE SIX                         FOR THE SIX
                                                       MONTHS ENDED         FOR THE        MONTHS ENDED       FOR THE
                                                       SEPTEMBER 30,        FISCAL        SEPTEMBER 30,        FISCAL
                                                          2000            YEAR ENDED           2000          YEAR ENDED
                                                       (UNAUDITED)      MARCH 31, 2000     (UNAUDITED)     MARCH 31, 2000
                                                       ------------     --------------    -------------    --------------
INCREASE/(DECREASE) IN NET ASSETS  FROM OPERATIONS
  Net investment income/(loss)                         $  (134,192)      $  (417,055)      $  (127,084)      $  (200,223)
  Net realized gain/(loss) from investments and
    foreign currency related transactions, if any        1,233,190        10,998,429        (2,975,515)          259,848
  Net change in unrealized appreciation/
    (depreciation) on investments and foreign
    currency related transactions, if any               (4,148,274)        9,879,006        (1,771,065)        5,563,489
                                                       -----------       -----------       -----------       -----------
  Net increase/(decrease) in net assets resulting
    from  operations                                    (3,049,276)       20,460,380        (4,873,664)        5,623,114
                                                       -----------       -----------       -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares                                              --                --                --                --
    Class B shares                                              --                --                --                --
    Class C shares                                              --                --                --                --
    Class Y shares                                              --                --                --                --
                                                       -----------       -----------       -----------       -----------
                                                                --                --                --                --
                                                       -----------       -----------       -----------       -----------
  Net realized capital gains
    Class A shares                                              --        (1,277,255)               --                --
    Class B shares                                              --          (205,466)               --                --
    Class C shares                                              --          (731,213)               --                --
    Class Y shares                                              --        (1,836,155)               --                --
                                                       -----------       -----------       -----------       -----------
                                                                --        (4,050,089)               --                --
                                                       -----------       -----------       -----------       -----------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares                  11,127,888        14,008,142         5,332,750        23,255,511
  Cost of shares repurchased                            (4,857,873)      (17,845,914)       (5,338,071)       (5,082,971)
  Shares issued in reinvestment of  dividends                   --         3,599,234                --                --
                                                       -----------       -----------       -----------       -----------
  Net increase/(decrease) in net assets
    derived from shares of beneficial
    interest transactions                                6,270,015          (238,538)           (5,321)       18,172,540
                                                       -----------       -----------       -----------       -----------
  Total increase/(decrease) in net assets                3,220,739        16,171,753        (4,878,985)       23,795,654
NET ASSETS
  Beginning of period                                   72,606,467        56,434,714        38,101,606        14,305,952
                                                       -----------       -----------       -----------       -----------
  End of period*                                       $75,827,206       $72,606,467       $33,222,621       $38,101,606
                                                       ===========       ===========       ===========       ===========



                                                              BALANCED PORTFOLIO           INTERNATIONAL EQUITY PORTFOLIO
                                                       -------------------------------    -------------------------------
                                                       FOR THE SIX                         FOR THE SIX
                                                       MONTHS ENDED         FOR THE        MONTHS ENDED       FOR THE
                                                       SEPTEMBER 30,        FISCAL        SEPTEMBER 30,        FISCAL
                                                          2000            YEAR ENDED           2000          YEAR ENDED
                                                       (UNAUDITED)      MARCH 31, 2000     (UNAUDITED)     MARCH 31, 2000
                                                       ------------     --------------    -------------    --------------
INCREASE/(DECREASE) IN NET ASSETS  FROM OPERATIONS
  Net investment income/(loss)                          $  198,550       $   557,670       $   (142,165)      $  (306,835)
  Net realized gain/(loss) from investments  and
    foreign currency related transactions, if any          573,072          (495,495)        (7,542,003)        1,512,817
  Net change in unrealized appreciation/
    (depreciation) on investments and foreign
    currency related transactions, if any                  (38,138)         (468,033)       (18,372,180)       14,946,624
                                                       -----------       -----------       ------------       -----------
  Net increase/(decrease) in net assets
    resulting from  operations                             733,484          (405,858)       (26,056,348)       16,152,606
                                                       -----------       -----------       ------------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares                                         (43,521)         (138,819)                --                --
    Class B shares                                         (25,260)          (61,758)                --                --
    Class C shares                                         (16,850)          (48,967)                --                --
    Class Y shares                                         (87,017)         (337,995)                --                --
                                                       -----------       -----------       ------------       -----------
                                                          (172,648)         (587,539)                --                --
                                                       -----------       -----------       ------------       -----------
  Net realized capital gains
    Class A shares                                              --                --                 --          (207,812)
    Class B shares                                              --                --                 --           (59,979)
    Class C shares                                              --                --                 --           (54,225)
    Class Y shares                                              --                --                 --                --
                                                       -----------       -----------       ------------       -----------
                                                                --                --                 --          (322,016)
                                                       -----------       -----------       ------------       -----------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares                   2,113,804         4,617,733         81,579,854        77,620,077
  Cost of shares repurchased                            (2,010,071)       (7,783,192)       (41,290,709)      (12,659,470)
  Shares issued in reinvestment of  dividends              132,324           407,602                 --           229,035
                                                       -----------       -----------       ------------       -----------
  Net increase/(decrease) in net assets
    derived from shares of beneficial
    interest transactions                                  236,057        (2,757,857)        40,289,145        65,189,642
                                                       -----------       -----------       ------------       -----------
  Total increase/(decrease) in net assets                  796,893        (3,751,254)        14,232,797        81,020,232
NET ASSETS
  Beginning of period                                   14,046,416        17,797,670         95,401,826        14,381,594
                                                       -----------       -----------       ------------       -----------
  End of period*                                       $14,843,309       $14,046,416       $109,634,623       $95,401,826
                                                       ===========       ===========       ============       ===========

           T H E   B E A R   S T E A R N S   F U N D S

                      FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

-------------------------------------------------------------------------------


                                                              NET                          NET
                                                             ASSET         NET          REALIZED AND      DIVIDENDS   DISTRIBUTIONS
                                                             VALUE,     INVESTMENT       UNREALIZED        FROM NET     FROM NET
                                                           BEGINNING     INCOME/      GAIN/(LOSS) ON     INVESTMENT     REALIZED
                                                           OF PERIOD   (LOSS)**(1)    INVESTMENTS**(2)     INCOME     CAPITAL GAINS
                                                           ---------   -----------    ----------------   ----------   -------------

S&P STARS PORTFOLIO
CLASS A
For the six months ended September 30, 2000 (unaudited)       $36.42       $(0.14)        $  1.26           --             --
For the fiscal year ended March 31, 2000                       24.39        (0.21)          12.53           --         $(0.29)
For the fiscal year ended March 31, 1999                       19.97        (0.12)           5.46           --          (0.92)
For the fiscal year ended March 31, 1998                       16.13        (0.13)           6.69           --          (2.72)
For the fiscal year ended March 31, 1997                       14.92        (0.09)           2.63           --          (1.33)
For the period April 3, 1995* through March 31, 1996           12.00           --            3.31           --          (0.39)
CLASS B
For the six months ended September 30, 2000 (unaudited)        35.83        (0.21)           1.23           --             --
For the fiscal year ended March 31, 2000                       24.11        (0.27)          12.28           --          (0.29)
For the fiscal year ended March 31, 1999                       19.86        (0.12)           5.29           --          (0.92)
For the period January 5, 1998* through March 31, 1998         17.37        (0.04)           2.53           --             --
CLASS C
For the six months ended September 30, 2000 (unaudited)        35.82        (0.21)           1.23           --             --
For the fiscal year ended March 31, 2000                       24.10        (0.30)          12.31           --          (0.29)
For the fiscal year ended March 31, 1999                       19.85        (0.22)           5.39           --          (0.92)
For the fiscal year ended March 31, 1998                       16.06        (0.22)           6.65           --          (2.64)
For the fiscal year ended March 31, 1997                       14.86        (0.17)           2.62           --          (1.25)
For the period April 3, 1995* through March 31, 1996           12.00        (0.06)           3.28           --          (0.36)
CLASS Y
For the six months ended September 30, 2000 (unaudited)        37.05        (0.08)           1.33           --             --
For the fiscal year ended March 31, 2000                       24.68        (0.12)          12.78           --          (0.29)
For the fiscal year ended March 31, 1999                       20.11        (0.05)           5.54           --          (0.92)
For the fiscal year ended March 31, 1998                       16.23        (0.05)           6.74           --          (2.81)
For the fiscal year ended March 31, 1997                       14.97        (0.02)           2.66           --          (1.38)
For the period August 7, 1995* through March 31, 1996          14.13         0.07            1.20       $(0.03)         (0.40)

THE INSIDERS SELECT FUND
CLASS A
For the six months ended September 30, 2000 (unaudited)        16.90           --            2.15           --             --
For the fiscal year ended March 31, 2000                       17.02           --            0.07           --          (0.19)
For the fiscal year ended March 31, 1999                       17.88           --           (0.01)          --          (0.85)
For the fiscal year ended March 31, 1998                       14.58           --            6.30           --          (3.00)
For the fiscal year ended March 31, 1997                       14.00         0.02            2.48        (0.01)         (1.91)
For the period June 16, 1995* through March 31, 1996           12.00         0.03            1.98        (0.01)            --
CLASS B
For the six months ended September 30, 2000 (unaudited)        16.54        (0.05)           2.11           --             --
For the fiscal year ended March 31, 2000                       16.75        (0.05)           0.03           --          (0.19)
For the fiscal year ended March 31, 1999                       17.69           --           (0.09)          --          (0.85)
For the period January 6, 1998* through March 31, 1998         15.72         0.01            1.96           --             --
CLASS C
For the six months ended September 30, 2000 (unaudited)        16.54        (0.05)           2.11           --             --
For the fiscal year ended March 31, 2000                       16.74        (0.05)           0.04           --          (0.19)
For the fiscal year ended March 31, 1999                       17.68           --           (0.09)          --          (0.85)
For the fiscal year ended March 31, 1998                       14.48        (0.07)           6.21           --          (2.94)
For the fiscal year ended March 31, 1997                       13.96        (0.06)           2.47           --          (1.89)
For the period June 16, 1995* through March 31, 1996           12.00        (0.01)           1.97           --             --
CLASS Y
For the six months ended September 30, 2000 (unaudited)        17.09         0.04            2.18           --             --
For the fiscal year ended March 31, 2000                       17.33           --            0.13        (0.18)         (0.19)
For the fiscal year ended March 31, 1999                       18.09           --            0.09           --          (0.85)
For the fiscal year ended March 31, 1998                       14.66         0.07            6.36           --          (3.00)
For the fiscal year ended March 31, 1997                       14.02         0.08            2.49        (0.02)         (1.91)
For the period June 20, 1995* through March 31, 1996           12.12         0.07            1.87        (0.04)            --

----------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.


                                                                                            INCREASE/(DECREASE)
 NET                                                                                          REFLECTED IN
ASSET                                                                 RATIO OF              EXPENSE RATIOS AND
VALUE,     TOTAL         NET ASSETS,          RATIO OF              NET INVESTMENT        NET INVESTMENT INCOME/(LOSS)  PORTFOLIO
END OF   INVESTMENT     END OF PERIOD        EXPENSES TO           INCOME/(LOSS) TO            DUE TO WAIVERS AND       TURNOVER
PERIOD   (RETURN)(3)   (000'S OMITTED)   AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)      RELATED REIMBURSEMENTS        RATE
------   -----------   ---------------   ---------------------   ---------------------    ----------------------------  ---------

$37.54     3.08%        $1,340,967             1.50%(5)               (1.08)%(5)                   0.09%(5)               17.86%
 36.42    50.82            673,550             1.50                   (1.12)                       0.18                   54.67
 24.39    27.46            206,130             1.50                   (0.73)                       0.27                   76.17
 19.97    43.53            109,591             1.50(6)                (0.83)(6)                    0.38                  172.78(7)
 16.13    16.87             67,491             1.50(6)                (0.59)(6)                    0.70                  220.00(7)
 14.92    27.68             45,049             1.50(5)(6)             (0.01)(5)(6)                 0.89(5)               295.97(7)

 36.85     2.85            606,299             2.00(5)                (1.58)(5)                    0.09(5)                17.86
 35.83    50.13            300,693             2.00                   (1.63)                       0.18                   54.67
 24.11    26.75             49,319             2.00                   (1.23)                       0.27                   76.17
 19.86    14.34(4)           5,800             2.00(5)                (1.47)(4)(5)                 0.53(4)(5)            172.78(7)

 36.84     2.85            541,389             2.00(5)                (1.58)(5)                    0.09(5)                17.86
 35.82    50.15            314,794             2.00                   (1.63)                       0.18                   54.67
 24.10    26.75             97,654             2.00                   (1.23)                       0.27                   76.17
 19.85    42.80             63,330             2.00(6)                (1.32)(6)                    0.38                  172.78(7)
 16.06    16.33             37,622             2.00(6)                (1.09)(6)                    0.70                  220.00(7)
 14.86    26.91             28,081             2.00(5)(6)             (0.45)(5)(6)                 0.92(5)               295.97(7)

 38.30     3.38            195,924             1.00(5)                (0.58)(5)                    0.09(5)                17.86
 37.05    51.61            154,015             1.00                   (0.56)                       0.18                   54.67
 24.68    28.02             52,483             1.00                   (0.23)                       0.27                   76.17
 20.11    44.22             35,652             1.00(6)                (0.32)(6)                    0.38                  172.78(7)
 16.23    17.48             14,763             1.00(6)                (0.10)(6)                    0.70                  220.00(7)
 14.97     9.09(4)           8,779             1.00(5)(6)              0.82(4)(5)(6)               0.99(4)(5)            295.97(7)

 19.05    12.72             15,851             1.65(5)                (0.06)(5)                    1.24(5)                44.03
 16.90     0.40             15,187             1.65                    0.10                        0.81                   76.06
 17.02     0.29             24,395             1.65                    0.02                        0.81                   99.71
 17.88    46.02             21,912             1.65                    0.03                        1.09                  115.64
 14.58    18.31             13,860             1.65                    0.11                        1.82                  128.42
 14.00    16.75             12,132             1.65(5)                 0.38(5)                     1.87(5)                93.45

 18.60    12.45              5,429             2.15(5)                (0.56)(5)                    1.24(5)                44.03
 16.54    (0.13)             5,469             2.15                   (0.40)                       0.81                   76.06
 16.75    (0.16)             8,426             2.15                    0.03                        0.81                   99.71
 17.69    12.53(4)           2,253             2.15(5)                (0.95)(4)(5)                 1.82(4)(5)            115.64

 18.60    12.45              6,424             2.15(5)                (0.56)(5)                    1.24(5)                44.03
 16.54    (0.07)             6,908             2.15                   (0.40)                       0.81                   76.06
 16.74    (0.16)            11,902             2.15                    0.02                        0.81                   99.71
 17.68    45.17             12,297             2.15                   (0.46)                       1.10                  115.64
 14.48    17.69              9,519             2.15                   (0.38)                       1.81                  128.42
 13.96    16.33              9,928             2.15(5)                (0.12)(5)                    1.92(5)                93.45

 19.31    12.99                797             1.15(5)                 0.44(5)                     1.24(5)                44.03
 17.09     0.72                796             1.15                    0.60                        0.81                   76.06
 17.33     0.85                914             1.15                    0.02                        0.81                   99.71
 18.09    46.68              1,265             1.15                    0.55                        1.07                  115.64
 14.66    18.81              1,557             1.15                    0.60                        1.81                  128.42
 14.02    15.98(4)           1,293             1.15(5)                 0.97(4)(5)                  2.04(4)(5)             93.45

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of the initial public offerings.
(5) Annualized.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
(7) Portfolio turnover rate is related to S&P STARS Master Series for the period prior to June 25, 1997.

           T H E   B E A R   S T E A R N S   F U N D S

                      FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

-------------------------------------------------------------------------------


                                                              NET                            NET
                                                             ASSET         NET         REALIZED AND      DIVIDENDS    DISTRIBUTIONS
                                                             VALUE,     INVESTMENT      UNREALIZED        FROM NET      FROM NET
                                                           BEGINNING    INCOME/       GAIN/(LOSS) ON     INVESTMENT     REALIZED
                                                           OF PERIOD   (LOSS)**(1)    INVESTMENTS**(2)    INCOME      CAPITAL GAINS
                                                           ---------  ------------    ----------------   ----------   -------------

LARGE CAP VALUE PORTFOLIO
CLASS A
For the six months ended September 30, 2000 (unaudited)      $16.71      $0.07            $  2.04             --             --
For the fiscal year ended March 31, 2000                      19.74       0.11              (0.94)        $(0.10)        $(2.10)
For the fiscal year ended March 31, 1999                      20.83       0.11               0.59          (0.11)         (1.68)
For the fiscal year ended March 31, 1998                      17.17       0.05               7.15          (0.02)         (3.52)
For the fiscal year ended March 31, 1997                      15.13       0.04               2.28          (0.10)         (0.18)
For the period April 3, 1995* through March 31, 1996          12.00       0.06               3.10          (0.02)         (0.01)
CLASS B
For the six months ended September 30, 2000 (unaudited)       16.49       0.04               2.00             --             --
For the fiscal year ended March 31, 2000                      19.51       0.01              (0.93)            --          (2.10)
For the fiscal year ended March 31, 1999                      20.66       0.08               0.52          (0.07)         (1.68)
For the period January 28, 1998* through March 31, 1998       18.17      (0.01)              2.50             --             --
CLASS C
For the six months ended September 30, 2000 (unaudited)       16.55       0.04               2.00             --             --
For the fiscal year ended March 31, 2000                      19.57       0.01              (0.93)            --          (2.10)
For the fiscal year ended March 31, 1999                      20.66       0.07               0.53          (0.01)         (1.68)
For the fiscal year ended March 31, 1998                      17.11      (0.03)              7.10             --          (3.52)
For the fiscal year ended March 31, 1997                      15.08      (0.02)              2.25          (0.02)         (0.18)
For the period April 3, 1995* through March 31, 1996          12.00      (0.01)              3.10             --          (0.01)
CLASS Y
For the six months ended September 30, 2000 (unaudited)       16.73       0.09               2.08             --             --
For the fiscal year ended March 31, 2000                      19.78       0.22              (0.97)         (0.20)         (2.10)
For the fiscal year ended March 31, 1999                      20.84       0.17               0.65          (0.20)         (1.68)
For the fiscal year ended March 31, 1998                      17.18       0.26               7.05          (0.13)         (3.52)
For the fiscal year ended March 31, 1997                      15.12       0.23               2.17          (0.16)         (0.18)
For the period September 11, 1995* through March 31, 1996     13.98       0.07               1.16          (0.08)         (0.01)

SMALL CAP VALUE PORTFOLIO
CLASS A
For the six months ended September 30, 2000 (unaudited)       23.10      (0.05)             (0.93)            --             --
For the fiscal year ended March 31, 2000                      17.93      (0.15)              6.69             --          (1.37)
For the fiscal year ended March 31, 1999                      23.65      (0.13)             (4.65)            --          (0.94)
For the fiscal year ended March 31, 1998                      17.48      (0.14)              8.06             --          (1.75)
For the fiscal year ended March 31, 1997                      15.87      (0.10)              1.95             --          (0.24)
For the period April 3, 1995* through March 31, 1996          12.00      (0.07)              4.17             --          (0.23)
CLASS B
For the six months ended September 30, 2000 (unaudited)       22.80      (0.10)             (0.93)            --             --
For the fiscal year ended March 31, 2000                      17.71      (0.24)              6.60             --          (1.27)
For the fiscal year ended March 31, 1999                      23.48      (0.16)             (4.67)            --          (0.94)
For the period January 21, 1998* through March 31, 1998       19.95         --               3.53             --             --
CLASS C
For the six months ended September 30, 2000 (unaudited)       22.80      (0.11)             (0.92)            --             --
For the fiscal year ended March 31, 2000                      17.70      (0.26)              6.62             --          (1.26)
For the fiscal year ended March 31, 1999                      23.48      (0.26)             (4.58)            --          (0.94)
For the fiscal year ended March 31, 1998                      17.38      (0.24)              8.00             --          (1.66)
For the fiscal year ended March 31, 1997                      15.79      (0.18)              1.93             --          (0.16)
For the period April 3, 1995* through March 31, 1996          12.00      (0.10)              4.11             --          (0.22)
CLASS Y
For the six months ended September 30, 2000 (unaudited)       23.23         --              (0.94)            --             --
For the fiscal year ended March 31, 2000                      18.03      (0.05)              6.72             --          (1.47)
For the fiscal year ended March 31, 1999                      23.65      (0.02)             (4.66)            --          (0.94)
For the fiscal year ended March 31, 1998                      17.47      (0.04)              8.06             --          (1.84)
For the fiscal year ended March 31, 1997                      15.85      (0.05)              1.97             --          (0.30)
For the period June 22, 1995* through March 31, 1996          13.09         --               3.05             --          (0.29)

----------
 *  Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.


                                                                                            INCREASE/(DECREASE)
 NET                                                                                          REFLECTED IN
ASSET                                                                 RATIO OF              EXPENSE RATIOS AND
VALUE,      TOTAL       NET ASSETS,          RATIO OF              NET INVESTMENT        NET INVESTMENT INCOME/(LOSS)  PORTFOLIO
END OF   INVESTMENT     END OF PERIOD        EXPENSES TO           INCOME/(LOSS) TO            DUE TO WAIVERS AND       TURNOVER
PERIOD   (RETURN)(3)   (000'S OMITTED)   AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)      RELATED REIMBURSEMENTS        RATE
------   -----------   ---------------   ---------------------   ---------------------    ----------------------------  ---------

$18.82     12.63%        $11,530               1.50%(5)               0.54%(5)                    1.79%(5)               25.74%
 16.71     (4.91)          7,950               1.50                   0.56                        1.78                   55.66
 19.74      3.68           9,677               1.50                   0.54                        1.46                   38.27
 20.83     44.59           8,358               1.50                   0.32                        1.73                   61.75
 17.17     15.44           4,987               1.50                   0.43                        1.58                  136.67
 15.13     26.35           3,616               1.50(5)                0.46(5)                     4.34(5)                45.28

 18.53     12.37           1,528               2.00(5)                0.22(5)                     1.79(5)                25.74
 16.49     (5.41)          1,379               2.00                   0.03                        1.75                   55.66
 19.51      3.21           1,911               2.00                   0.08                        1.46                   38.27
 20.66     13.70(4)          446               2.00(5)               (0.73)(4)(5)                 1.05(4)(5)             61.75

 18.59     12.33           3,710               2.00(5)                0.25(5)                     1.79(5)                25.74
 16.55     (5.39)          3,359               2.00                   0.03                        1.75                   55.66
 19.57      3.22           5,250               2.00                   0.08                        1.46                   38.27
 20.66     43.94           4,987               2.00                  (0.19)                       1.73                   61.75
 17.11     14.87           2,986               2.00                  (0.08)                       1.61                  136.67
 15.08     25.71           3,520               2.00(5)               (0.06)(5)                    4.39(5)                45.28

 18.90     12.97           4,688               1.00(5)                0.57(5)                     1.79(5)                25.74
 16.73     (4.51)          3,438               1.00                   0.98                        1.77                   55.66
 19.78      4.29           4,741               1.00                   1.08                        1.46                   38.27
 20.84     45.27           7,263               1.00                   0.83                        1.76                   61.75
 17.18     16.04           6,109               1.00                   1.00                        1.50                  136.67
 15.12      8.75(4)        3,413               1.00(5)                0.76(4)(5)                  4.41(4)(5)             45.28

 22.12     (4.24)         22,437               1.50(5)               (0.48)(5)                    0.49(5)                28.91
 23.10     38.21          24,086               1.50                  (0.75)                       0.65                   65.85
 17.93    (20.26)         18,520               1.50                  (0.60)                       0.65                   84.12
 23.65     46.86          25,111               1.50                  (0.71)                       0.76                   90.39
 17.48     11.71          13,143               1.50                  (0.81)                       1.00                   56.88
 15.87     34.36           6,474               1.50(5)               (0.66)(5)                    2.32(5)                40.79

 21.77     (4.52)          4,212               2.00(5)               (0.98)(5)                    0.49(5)                28.91
 22.80     37.53           4,030               2.00                  (1.24)                       0.65                   65.85
 17.71    (20.63)          2,716               2.00                  (1.10)                       0.65                   84.12
 23.48     17.69(4)          901               2.00(5)               (1.49)(4)(5)                 1.31(4)(5)             90.39

 21.77     (4.52)         12,676               2.00(5)               (0.98)(5)                    0.49(5)                28.91
 22.80     37.54          13,399               2.00                  (1.24)                       0.65                   65.85
 17.70    (20.67)         11,112               2.00                  (1.10)                       0.65                   84.12
 23.48     46.10          18,082               2.00                  (1.21)                       0.76                   90.39
 17.38     11.12          11,071               2.00                  (1.31)                       0.99                   56.88
 15.79     33.59           6,753               2.00(5)               (1.09)(5)                    2.39(5)                40.79

 22.29     (4.05)         36,502               1.00(5)                0.02(5)                     0.49(5)                28.91
 23.23     38.86          31,091               1.00                  (0.24)                       0.65                   65.85
 18.03    (19.84)         24,087               1.00                  (0.10)                       0.65                   84.12
 23.65     47.54          31,141               1.00                  (0.21)                       0.77                   90.39
 17.47     12.19          16,724               1.00                  (0.31)(4)(5)                 1.00                   56.88
 15.85     23.52(4)        8,989               1.00(5)                  --                        2.45(4)(5)             40.79

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of the initial public offerings.
(5) Annualized.

           T H E   B E A R   S T E A R N S   F U N D S

                      FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

-------------------------------------------------------------------------------



                                                              NET                          NET
                                                             ASSET         NET          REALIZED AND      DIVIDENDS   DISTRIBUTIONS
                                                             VALUE,     INVESTMENT       UNREALIZED        FROM NET     FROM NET
                                                           BEGINNING     INCOME/      GAIN/(LOSS) ON     INVESTMENT     REALIZED
                                                           OF PERIOD   (LOSS)**(1)    INVESTMENTS**(2)     INCOME     CAPITAL GAINS
                                                           ---------   -----------    ----------------   ----------   -------------
FOCUS LIST PORTFOLIO
CLASS A
For the six months ended September 30, 2000 (unaudited)     $21.21         $(0.05)           $(2.60)           --           --
For the fiscal year ended March 31, 2000                     17.32          (0.07)             3.96            --           --
For the fiscal year ended March 31, 1999                     13.40          (0.07)             4.01            --       $(0.02)
For the period December 29, 1997* through March 31, 1998     12.00          (0.01)             1.41            --           --
CLASS B
For the six months ended September 30, 2000 (unaudited)      20.93          (0.10)            (2.56)           --           --
For the fiscal year ended March 31, 2000                     17.18          (0.16)             3.91            --           --
For the fiscal year ended March 31, 1999                     13.38          (0.13)             3.95            --        (0.02)
For the period December 29, 1997* through March 31, 1998     12.00          (0.01)             1.39            --           --
CLASS C
For the six months ended September 30, 2000 (unaudited)      20.94          (0.10)            (2.56)           --           --
For the fiscal year ended March 31, 2000                     17.19          (0.18)             3.93            --           --
For the fiscal year ended March 31, 1999                     13.38          (0.13)             3.96            --        (0.02)
For the period December 29, 1997* through March 31, 1998     12.00          (0.01)             1.39            --           --
BALANCED PORTFOLIO
CLASS A
For the six months ended September 30, 2000 (unaudited)      12.55           0.17              0.49        $(0.15)          --
For the fiscal year ended March 31, 2000                     13.11           0.39             (0.54)        (0.41)          --
For the fiscal year ended March 31, 1999                     12.93           0.34              0.18         (0.33)       (0.01)
For the period December 29, 1997* through March 31, 1998     12.00           0.06              0.91         (0.04)          --
CLASS B
For the six months ended September 30, 2000 (unaudited)      12.47           0.16              0.47         (0.14)          --
For the fiscal year ended March 31, 2000                     13.07           0.37             (0.58)        (0.39)          --
For the fiscal year ended March 31, 1999                     12.92           0.29              0.16         (0.29)       (0.01)
For the period December 29, 1997* through March 31, 1998     12.00           0.05              0.90         (0.03)          --
CLASS C
For the six months ended September 30, 2000 (unaudited)      12.47           0.16              0.46         (0.14)          --
For the fiscal year ended March 31, 2000                     13.07           0.37             (0.58)        (0.39)          --
For the fiscal year ended March 31, 1999                     12.92           0.29              0.16         (0.29)       (0.01)
For the period December 29, 1997* through March 31, 1998     12.00           0.05              0.90         (0.03)          --
CLASS Y
For the six months ended September 30, 2000 (unaudited)      12.64           0.18              0.52         (0.16)          --
For the fiscal year ended March 31, 2000                     13.16           0.40             (0.49)        (0.43)          --
For the fiscal year ended March 31, 1999                     12.95           0.37              0.21         (0.36)       (0.01)
For the period January 06, 1998* through March 31, 1998      12.05           0.06              0.88         (0.04)          --
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
For the six months ended September 30, 2000 (unaudited)      27.84          (0.01)            (6.42)           --           --
For the fiscal year ended March 31, 2000                     15.14          (0.05)            12.98            --        (0.23)
For the fiscal year ended March 31, 1999                     13.77          (0.03)             1.40            --+          --
For the period December 29, 1997* through March 31, 1998     12.00           0.01              1.76            --           --
CLASS B
For the six months ended September 30, 2000 (unaudited       27.52          (0.06)            (6.35)           --           --
For the fiscal year ended March 31, 2000                     15.05          (0.10)            12.80            --        (0.23)
For the fiscal year ended March 31, 1999                     13.75          (0.02)             1.32            --+          --
For the period December 29, 1997* through March 31, 1998     12.00             --              1.75            --           --
CLASS C
For the six months ended September 30, 2000 (unaudited)      27.52          (0.05)            (6.36)           --           --
For the fiscal year ended March 31, 2000                     15.05          (0.09)            12.79            --        (0.23)
For the fiscal year ended March 31, 1999                     13.75          (0.02)             1.32            --+          --
For the period December 29, 1997* through March 31, 1998     12.00             --              1.75            --           --

----------
 *  Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
+   Amount is less than $0.01 per share.
(1) Reflects waivers and related reimbursments.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.


                                                                                            INCREASE/(DECREASE)
 NET                                                                                          REFLECTED IN
ASSET                                                                 RATIO OF              EXPENSE RATIOS AND
VALUE,      TOTAL        NET ASSETS,          RATIO OF              NET INVESTMENT        NET INVESTMENT INCOME/(LOSS)  PORTFOLIO
END OF   INVESTMENT     END OF PERIOD        EXPENSES TO           INCOME/(LOSS) TO            DUE TO WAIVERS AND       TURNOVER
PERIOD   (RETURN)(3)   (000'S OMITTED)   AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)      RELATED REIMBURSEMENTS        RATE
------   -----------   ---------------   ---------------------   ---------------------    ----------------------------  ---------

$18.56     (12.49)%      $19,858               1.40%(5)               (0.52)%(5)                  0.95%(5)              44.86%
 21.21      22.46         22,580               1.40                   (0.63)                      1.33                  56.26
 17.32      29.47          6,542               1.40                   (0.57)                      2.89                  84.49
 13.40      11.67          3,201               1.40(5)                (0.30)(5)                   5.01(5)               28.91

 18.27     (12.71)         8,040               1.90(5)                (1.03)(5)                   0.95(5)               44.86
 20.93      21.83          9,124               1.90                   (1.11)                      1.33                  56.26
 17.18      28.61          4,460               1.90                   (1.07)                      2.89                  84.49
 13.38      11.50          2,399               1.90(5)                (0.78)(5)                   5.27(5)               28.91

 18.28     (12.70)         5,324               1.90(5)                (1.02)(5)                   0.95(5)               44.86
 20.94      21.81          6,398               1.90                   (1.09)                      1.33                  56.26
 17.19      28.69          3,304               1.90                   (1.07)                      2.89                  84.49
 13.38      11.50          1,687               1.90(5)                (0.62)(5)                   5.52(5)               28.91

 13.06       5.27          3,711               1.20(5)                 2.65(5)                    2.62(5)               50.62
 12.55      (1.21)         3,789               1.20                    2.77                       2.21                  86.27
 13.11       4.07          4,495               1.20                    2.65                       2.08                  45.98
 12.93       8.04          3,852               1.20(5)                 2.47(5)                    3.25(5)               12.72

 12.96       5.06          2,455               1.70(5)                 2.15(5)                    2.62(5)               50.62
 12.47      (1.68)         1,873               1.70                    2.27                       2.21                  86.27
 13.07       3.56          1,811               1.70                    2.15                       2.08                  45.98
 12.92       7.92          1,044               1.70(5)                 1.96(5)                    3.30(5)               12.72

 12.95       4.98          1,569               1.70(5)                 2.15(5)                    2.62(5)               50.62
 12.47      (1.68)         1,583               1.70                    2.27                       2.21                  86.27
 13.07       3.56          1,089               1.70                    2.15                       2.08                  45.98
 12.92       7.92            858               1.70(5)                 1.95(5)                    3.33(5)               12.72

 13.18       5.55          7,108               0.70(5)                 3.15(5)                    2.62(5)               50.62
 12.64      (0.75)         6,801               0.70                    3.27                       2.21                  86.27
 13.16       4.59         10,403               0.70                    3.15                       2.08                  45.98
 12.95       7.80(4)       5,685               0.70(5)                 2.98(4)(5)                 3.12(4)(5)            12.72

 21.41     (23.10)        62,419               1.75(5)                (0.05)(5)                   0.64(5)               87.59
 27.84      85.67         61,508               1.75                   (0.77)                      1.12                  96.36
 15.14       9.97          8,299               1.75                    0.05                       2.38                 114.68
 13.77      14.75          3,765               1.75(5)                 0.53(5)                    4.06(5)                3.26

 21.11     (23.29)        15,838               2.25(5)                (0.55)(5)                   0.64(5)               87.59
 27.52      84.66         15,656               2.25                   (1.27)                      1.12                  96.36
 15.05       9.48          3,156               2.25                   (0.45)                      2.38                 114.68
 13.75      14.58          2,137               2.25(5)                (0.06)(5)                   4.04(5)                3.26

 21.11     (23.29)        31,378               2.25(5)                (0.56)(5)                   0.64(5)               87.59
 27.52      84.65         18,238               2.25                   (1.27)                      1.12                  96.36
 15.05       9.48          2,926               2.25                   (0.45)                      2.38                 114.68
 13.75      14.58          2,173               2.25(5)                (0.06)(5)                   4.04(5)                3.26

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for Class Y shares are not necessarily comparable to those of Class A and C, due to the timing differences in the commencement of the initial public offerings.
(5) Annualized.

                T H E  B E A R  S T E A R N S  F U N D S


                        S&P STARS Portfolio
                      The Insiders Select Fund
                      Large Cap Value Portfolio
                      Small Cap Value Portfolio
                         Focus List Portfolio
                          Balanced Portfolio
                    International Equity Portfolio
               Notes to Financial Statements (unaudited)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has eleven separate portfolios in operation: seven diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Balanced Portfolio ("Balanced"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio, Income Portfolio and Prime Money Market Portfolio and four non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Focus List Portfolio ("Focus List") and Emerging Markets Debt Portfolio, (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class Y shares of Focus List, International Equity, and Emerging Markets Debt Portfolio have yet to commence their initial public offerings.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on December 29, 1997, the Focus List, Balanced and International Equity Portfolios did not have any transactions other than those relating to organizational matters and the sale of one share of beneficial interest in each class of shares of the Portfolios (except for Focus List and International Equity which has no Class Y shares) to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor").

Costs of $39,619, $54,795 and $61,015 which were incurred by Focus List, Balanced and International Equity, respectively, in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in a particular Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that a particular Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (which is normally at 4:00 pm) on each business day. Portfolio securities, including covered call options written by the Portfolios, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more independent pricing services approved by the Board of Trustees. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Valuation Committee. In making this determination the Valuation Committee will follow procedures adopted by the Board of Trustees. Such procedures include, among other things, consideration of publicly available information regarding the issuer, market conditions and values ascribed to comparable companies.

Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of a Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Amortization is recorded on a straight-line basis. Each Portfolios' net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

SECURITIES LENDING--Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. The market value of securities on loan to brokers and the related value of cash collateral received at September 30, 2000, was as follows:

                                                                              MARKET VALUE OF         MARKET VALUE
FUND                                                                         SECURITIES ON LOAN       OF COLLATERAL+

S&P STARS..................................................................      $25,636,588            $28,246,300
Small Cap Value............................................................        2,033,694              2,062,700

 --------

+ Cash collateral reinvested in various money market funds.

During the six months ended September 30, 2000, income from securities lending of $181,982, $1,191, and $3,421 was earned by S&P STARS, Small Cap and Focus List, respectively. Such income from securities lending is included under the caption Interest in the Statements of Operations. No other Portfolios had security lending transactions during the six months ended September 30, 2000.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply or continue to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 2000, certain Portfolios had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2008. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. At March 31, 2000, Focus List and Balanced have a capital loss carryforward of $393,572 and $203,196, respectively, which expires in 2008.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio, except Balanced, intends to distribute at least annually to shareholders substantially all of its net investment income. Balanced declares and pays quarterly, as dividends to shareholders, substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 2000, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, Large Cap and Small Cap, 0.65% of average daily net assets for Focus List and Balanced, and 1.00% of average daily net assets for International Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets subject to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insiders Select's average daily net assets. The performance adjustment fee reduced the total advisory fee by $68,894 or 0.50% of the value of Insiders Select's average daily net assets due to underperformance of such Portfolio on a trailing 12-month basis in comparison to the performance of the S&P MidCap 400 Index, the Portfolio's benchmark index, for the six months ended September 30, 2000.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent International Equity's average daily #net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of International Equity's total average daily net assets to the extent International Equity's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of International Equity's total average daily net assets to the extent the International Equity's net assets in excess of $65 million at the relevant month end. During the six months ended September 30, 2000, Marvin & Palmer earned a fee of $186,661.

For the six months ended September 30, 2000, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Worldwide Inc. provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC Worldwide Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million, 0.03% of the next $200 million and 0.02% of net assets above $800 million, subject to a minimum annual fee of $134,000 for each Portfolio.

For the six months ended September 30, 2000, BSAM voluntarily undertook to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:


PORTFOLIO                                            CLASS A SHARES  CLASS B SHARES   CLASS C SHARES   CLASS Y SHARES
S&P STARS.........................................          1.50%           2.00%            2.00%            1.00%
Insiders Select...................................          1.65            2.15             2.15             1.15
Large Cap.........................................          1.50            2.00             2.00             1.00
Small Cap.........................................          1.50            2.00             2.00             1.00
Focus List........................................          1.40            1.90             1.90             0.90
Balanced .........................................          1.20            1.70             1.70             0.70
International Equity..............................          1.75            2.25             2.25             1.25

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 2000, the investment advisory fee waivers and reimbursements of expenses (in order to maintain the voluntary expense limitation) were as follows:


PORTFOLIO                                                                 ADVISORY FEE WAIVERS  EXPENSE REIMBURSEMENTS
S&P STARS..................................................................      $813,740                   --
Insiders Select............................................................        80,428            $  90,712
Large Cap..................................................................        69,274               96,557
Small Cap..................................................................       182,247                   --
Focus List.................................................................       114,340               53,312
Balanced ..................................................................        46,665              141,384
International Equity.......................................................       327,618               16,426

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

For the six months ended September 30, 2000, Bear Stearns, an affiliate of the Adviser, Administrator, Distributor and custodian earned approximately $482,592, $2,418, $324, $30, $26,410, and $1,536 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List and Balanced, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM, BSFM, and Bear Stearns serves as custodian to each of the Portfolios.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Portfolios listed below have entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act and a Shareholder Servicing Plan which are as follows:


                                                    CLASS A                   CLASS B                  CLASS C
                                           ------------------------  -------------------------  -------------------------
                                           DISTRIBUTION SHAREHOLDER  DISTRIBUTION  SHAREHOLDER  DISTRIBUTION  SHAREHOLDER
PORTFOLIO                                      PLAN      SERVICING       PLAN       SERVICING       PLAN       SERVICING
---------                                  ------------ -----------  ------------  -----------  ------------  -----------
S&P STARS................................     0.25%(a)     0.25%(a)      0.75%         0.25%       0.75%(a)     0.25%(a)
Insiders Select..........................     0.25 (a)     0.25 (a)      0.75          0.25        0.75 (a)     0.25 (a)
Large Cap................................     0.25 (a)     0.25 (a)      0.75          0.25        0.75 (a)     0.25 (a)
Small Cap................................     0.25 (a)     0.25 (a)      0.75          0.25        0.75 (a)     0.25 (a)
Focus List...............................     0.25         0.25          0.75          0.25        0.75         0.25
Balanced ................................     0.25         0.25          0.75          0.25        0.75         0.25
International Equity.....................     0.25         0.25          0.75          0.25        0.75         0.25

----------

(a) Prior to February 10, 1999, fees for shareholder servicing were paid through the Distribution Plan.

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses these fees to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay for personal service and maintenance of shareholder accounts.

For the six months ended September 30, 2000, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:


PORTFOLIO                                                                    DISTRIBUTION FEES    SHAREHOLDER SERVICING FEES
---------                                                                    -----------------    --------------------------
S&P STARS..................................................................      $4,254,657             $2,168,179
Insiders Select............................................................          62,893                 33,463
Large Cap..................................................................          30,210                 17,670
Small Cap..................................................................          91,447                 49,282
Focus List.................................................................          78,764                 43,944
Balanced...................................................................          18,532                  9,312
International Equity.......................................................         248,251                135,254

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Furthermore, the Distributor advanced 1.25% in sales commissions to all authorized dealers on net asset value transfers (which was discounted effective October 1, 2000). In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the six months ended September 30, 2000, Bear Stearns has advised each Portfolio that it received the approximate amounts noted below in front-end sales charges resulting from sales of Class A shares (from which Bear Stearns paid such sales charges to dealers who in turn paid commissions to sales persons) and contingent deferred sales charges ("CDSC") upon certain redemptions by Class A, B and C shareholders, respectively. The amounts were as follows:


                                                              FRONT-END SALES CHARGES        CDSC             CDSC
PORTFOLIO                                                          CLASS A SHARES       CLASS B SHARES    CLASS C SHARES
---------                                                     -----------------------   --------------    --------------
S&P STARS*..................................................         $10,366,400            $369,700          $50,200
Insiders Select.............................................              31,700              23,500              200
Large Cap...................................................              31,200               3,100               --
Small Cap...................................................              36,400               4,200              280
Focus List..................................................              34,100              10,900            1,050
Balanced....................................................               4,600               4,700               --
International Equity........................................             215,800              35,100           31,600

----------

* S&P STARS received $490 in CDSC upon certain redemptions by Class A shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at September 30, 2000 for each Portfolio were as follows:


                                                                         GROSS            GROSS       NET APPRECIATION/
PORTFOLIO                                               COST          APPRECIATION     DEPRECIATION    (DEPRECIATION)
---------                                          --------------     ------------     ------------   -----------------
S&P STARS.......................................   $2,143,470,091      $623,475,912    $(104,164,303)   $519,311,609
Insiders Select.................................       21,575,582        7,123,353         (170,561)      6,952,792
Large Cap.......................................       18,405,985        3,998,014         (540,944)      3,457,070
Small Cap.......................................       66,860,478       17,013,079       (7,428,356)      9,584,723
Focus List......................................       25,357,573        8,797,748         (843,507)      7,954,241
Balanced........................................       14,430,577        1,126,394         (599,803)        526,591
International Equity............................      114,014,976        4,596,478       (6,431,184)     (1,834,706)

For the six months ended September 30, 2000, aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:


PORTFOLIO                                                                                PURCHASES           SALES
---------                                                                              --------------    ------------
S&P STARS.........................................................................     $1,487,812,182    $344,760,000
Insiders Select...................................................................         11,449,839      15,669,389
Large Cap.........................................................................          9,398,352       4,356,811
Small Cap.........................................................................         24,462,827      20,014,045
Focus List........................................................................         28,077,805      12,158,872
Balanced .........................................................................          7,135,068       7,060,517
International Equity..............................................................        130,300,839      84,368,789

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Under certain circumstances, Class A shares can be subject to a CDSC of 1.00%. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At September 30, 2000, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned the following shares including reinvestment of dividends and distributions, if any:


                                                                                   SHARES OF BENEFICIAL INTEREST
                                                                             -----------------------------------------
PORTFOLIO                                                                    CLASS A    CLASS B    CLASS C     CLASS Y
---------                                                                    -------    -------    -------     -------
S&P STARS...............................................................       5,491         --      5,494         --
Insiders Select.........................................................           1         --         --         --
Large Cap...............................................................       1,526         --      1,514         --
Small Cap...............................................................       1,276         --      1,266         --
Focus List..............................................................      41,736     41,737     41,737         --
Balanced ...............................................................      55,557     55,557     59,399         --
International Equity....................................................      38,730     39,069    138,890         --

Transactions in shares of beneficial interest for each Portfolio were as follows:


                                                             S&P STARS                             INSIDERS SELECT
                                                 --------------------------------------   ---------------------------------------
                                                   SALES    REPURCHASES   REINVESTMENTS    SALES     REPURCHASES   REINVESTMENTS
                                                 --------   -----------   -------------  --------    -----------   -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................          19,641,258   2,415,121           --      112,960      179,325           --
Value..................................        $722,929,148 $87,042,062           --   $1,968,116 $  3,112,149           --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................          13,163,146   3,248,656      125,851      185,048      732,282       12,445
Value..................................        $381,715,259 $90,884,581   $3,611,927   $3,293,100  $12,619,360     $216,667
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................           8,420,139     356,260           --       21,895       60,675           --
Value..................................        $302,856,659 $12,758,228           --  $   366,784 $  1,038,640           --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................           6,737,562     443,490       51,681       54,234      231,131        4,479
Value..................................        $191,885,561 $12,389,356   $1,461,529  $   944,321 $  3,908,421    $  76,454
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................           6,309,311     400,452           --       14,455       86,644           --
Value..................................        $226,871,491 $14,281,931           --  $   245,919 $  1,460,681           --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................           5,445,621     770,211       61,048       41,702      341,248        6,218
Value..................................        $157,461,719 $21,947,291   $1,725,834  $   722,324 $  5,668,769     $106,084
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................           1,160,252     200,572           --           --        5,308           --
Value..................................        $ 42,928,571 $ 7,381,934           --           --$       93,745          --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................           2,249,511     249,776       29,784        8,367       15,665        1,154
Value..................................        $ 66,979,797 $ 7,138,189  $   868,208  $   151,899$     269,575    $  20,327


                                                                  LARGE CAP                              SMALL CAP
                                                      ------------------------------------    -------------------------------------
                                                      SALES    REPURCHASES   REINVESTMENTS    SALES    REPURCHASES    REINVESTMENTS
                                                      ------------------------------------    -------------------------------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................              227,916      91,158           --       92,923      120,957           --
Value..................................           $4,112,212  $1,601,613           --   $2,035,381   $2,666,582           --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................               98,435     163,288       50,628      402,514      455,537       62,704
Value..................................           $1,866,750  $3,083,908     $902,699   $8,399,020   $9,376,284   $1,180,723
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................                9,983      11,099           --       24,811        8,068           --
Value..................................          $   169,854  $  193,432           --  $   539,346   $  176,430           --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................               41,130      65,674       10,226       50,495       37,194       10,137
Value..................................          $   755,418  $1,180,301     $180,292   $1,032,568   $  742,560  $   188,548
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................              23,286      26,760           --       26,447       31,811           --
Value..................................         $   410,826  $  469,663           --  $   569,044   $  683,346           --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................              42,107     130,825       23,501      119,135      191,769       32,704
Value..................................         $   790,474  $2,427,344     $415,728   $2,419,333   $3,845,481  $   608,297
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................              75,999      33,331           --      359,663       60,577           --
Value..................................          $1,338,158  $  600,324           --   $7,984,117   $1,331,515           --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................              54,377     110,601       21,936      108,870      192,231       85,802
Value..................................          $1,023,022  $2,096,231     $391,125   $2,157,221   $3,881,589   $1,621,666


                                                               FOCUS LIST                                  BALANCED
                                                   ---------------------------------------    ------------------------------------
                                                      SALES    REPURCHASES   REINVESTMENTS    SALES    REPURCHASES   REINVESTMENTS
                                                   ---------   -----------   -------------    -----    -----------   -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................              217,880      212,423           --         32,589       52,548        2,193
Value..................................         $  4,214,938   $4,032,377           --    $   419,326  $   676,770    $  28,390
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................              850,647      163,672           --         96,599      144,406        6,911
Value..................................          $16,012,893   $3,056,130           --     $1,277,290   $1,869,978    $  88,616
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................               28,375       24,182           --         49,346       11,350        1,257
Value..................................         $    535,105  $   452,881           --    $   633,895  $   144,577    $  16,172
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................              238,452       62,296           --         34,146       25,440        2,994
Value..................................         $  4,376,148   $1,163,328           --    $   456,587  $   313,578    $  38,228
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................              30,880       45,099            --          7,484       14,640        1,295
Value..................................         $   582,707   $  852,813            --     $   95,581  $   186,452    $  16,647
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................             159,224       46,012            --         53,749       13,827        3,767
Value..................................         $ 2,866,470   $  863,513            --     $  726,179  $   175,677    $  47,995
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares.................................                  --          --             --         73,117       77,324        5,442
Value..................................                  --          --             --     $  965,002   $1,002,272    $  71,115
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.................................                  --          --             --        159,043      429,633       18,019
Value..................................                  --          --             --     $2,157,677   $5,423,959     $232,763


                                                                                                      INTERNATIONAL EQUITY
                                                                                              ----------------------------------
                                                                                              SALES   REPURCHASES  REINVESTMENTS
                                                                                              -----   -----------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares........................................................................            2,095,424     1,389,406          --
Value.........................................................................          $48,689,584   $31,843,593          --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares........................................................................            2,000,076       344,946       6,345
Value.........................................................................          $51,331,987  $  8,072,673    $151,326
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares........................................................................              238,076        56,874          --
Value.........................................................................          $ 5,596,759  $  1,279,488          --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares........................................................................              499,048       142,225       2,391
Value.........................................................................          $12,913,688  $  3,402,875   $  56,475
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
Shares........................................................................            1,175,588       351,869          --
Value.........................................................................          $27,293,511  $  8,167,628          --
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares........................................................................              512,956        45,497         899
Value.........................................................................          $13,374,402  $  1,183,922   $  21,234

CREDIT FACILITY

The Fund entered into a demand promissory note arrangement with The Chase Manhattan Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: ( i ) the rate otherwise in effect for such loan plus 2%, or ( ii ) that rate of interest from time to time announced by the bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 331/3% of the value of each Portfolio's assets. However, each Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Each loan is payable on demand or upon termination of this credit facility or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit facility during the six months ended September 30, 2000, were as follows:


                                                      AVERAGE                   MAXIMUM                 AVERAGE
                                                       LOAN                  LOAN AMOUNTS              INTEREST
PORTFOLIO                                             BALANCE                 OUTSTANDING                RATE
---------                                             -------                ------------              ---------
S&P STARS......................................       $524,093                $8,953,000                  6.85%
Insiders Select................................        502,500                   105,000                  6.93
Large Cap......................................          4,172                   148,400                  7.02
Small Cap.....................................           4,044                   690,000                  7.00
Focus List....................................           2,957                   193,100                  7.15
Balanced ......................................          1,366                    50,000                  6.98
International Equity..........................           3,022                   130,000                  6.75

Except as noted, the Portfolios had no amounts outstanding under the line of credit facility at September 30, 2000, (S&P STARS and Focus List had $147,500 and $193,100, respectively, outstanding under the line of credit facility).

                T H E  B E A R  S T E A R N S  F U N D S


                        S&P STARS Portfolio
                      The Insiders Select Fund
                      Large Cap Value Portfolio
                      Small Cap Value Portfolio
                         Focus List Portfolio
                          Balanced Portfolio
                    International Equity Portfolio
       Results of Special Meeting of Shareholders - (unaudited)

On April 17, 2000, a special meeting of shareholders of the The Bear Stearns Funds (the "Fund") was held and the following matters with respect to the Portfolios listed below were voted upon:

(1) Election of seven Trustees to serve on the Board of the Fund until their successors are duly elected and qualified.


TRUSTEE                                                   FOR           WITHHELD      NON-VOTES
-------                                               -----------       --------     ----------
Peter M. Bren                                         971,355,317        887,214     20,635,571
Doni L. Fordyce                                       971,342,861        899,670     20,635,571
John S. Levy                                          971,355,432        887,099     20,635,571
Michael Minikes                                       971,354,519        888,012     20,635,571
M.B. Oglesby, Jr.                                     971,356,270        886,261     20,635,571
Robert E. Richardson                                  971,358,104        884,427     20,635,571
Robert M. Steinberg                                   971,346,988        895,543     20,635,571

(2) Ratification of the selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending March 31, 2001.


                                                          FOR            AGAINST      WITHHELD        NON-VOTES
                                                      -----------        -------      ---------      ----------
                                                      970,516,805        598,042      1,127,684      20,635,571

(3) Approval, with respect to each Portfolio of the Fund, of an amended and Restated Investment Advisory Agreement.



PORTFOLIO                                                 FOR            AGAINST      WITHHELD        NON-VOTES
---------                                             ----------         -------      --------        ---------
S&P STARS Portfolio                                   28,530,204         239,094       867,570        7,308,435
The Insiders Select Fund                               1,506,918          13,876        61,305          239,029
Large Cap Value Portfolio                                934,893           6,028        32,736           24,798
Small Cap Value Portfolio                              2,902,312           8,515        43,843          156,031
Focus List Portfolio                                   1,287,253           8,144        37,783          375,047
Balanced Portfolio                                     1,202,180           2,558         6,111           32,584
International Equity Portfolio                         2,083,679           7,138        44,768          595,499

(4) Approval with respect to the International Equity Portfolio, of an Amended and Restated Sub-Investment Advisory Agreement.


                                                          FOR            AGAINST      WITHHELD        NON-VOTES
                                                       ---------         -------      --------        ---------
International Equity                                   2,081,816          8,261        45,508          595,499

(5) Approval with respect to the A, B and C Classes of shares of each Portfolio, of an Amended and Restated Distribution Plan.


PORTFOLIO                                                 FOR            AGAINST      WITHHELD        NON-VOTES
---------                                             ----------         -------      --------        ---------
S&P STARS Portfolio
Class A                                               13,094,395         167,401       460,805        3,408,776
Class B                                                5,571,758          51,208       218,287        1,772,534
Class C                                                6,236,350          70,692       232,058        1,592,792
The Insiders Select Fund
Class A                                                  804,219           5,070        28,920          126,377
Class B                                                  269,882           6,577         8,004           67,959
Class C                                                  384,190           3,839        24,070           44,753
Large Cap Value Portfolio
Class A                                                  435,890           1,845        19,303           18,494
Class B                                                   75,568            --             539            9,579
Class C                                                  190,210           4,320        12,496            4,054
Small Cap Value Portfolio
Class A                                                  884,457           3,330        28,660           91,258
Class B                                                  136,278             248         2,224           34,271
Class C                                                  526,967           5,852        13,225           46,677
Focus List Portfolio
Class A                                                  703,389           4,713        19,034          256,964
Class B                                                  320,864           2,072         8,000           86,693
Class C                                                  263,671             270        11,167           31,389
Balanced Portfolio
Class A                                                  276,903           1,484         6,111           23,058
Class B                                                  144,221           1,074           --             8,485
Class C                                                  125,328             --            --             1,820
International Equity Portfolio
Class A                                                1,207,578           9,190        16,533          485,165
Class B                                                  395,124           1,905         9,788           48,729
Class C                                                  471,675           4,285        19,505           61,607

THE BEAR STEARNS FUNDS

(6) Approval, with respect to S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio and Small Cap Value Portfolio of the Fund, of a modification of a fundamental policy concerning the issuance of senior securities.


PORTFOLIO                                                 FOR            AGAINST      WITHHELD       NON-VOTES
---------                                             ----------         -------      --------       ----------
S&P STARS Portfolio                                   14,573,566         468,763       956,698       20,946,276
The Insiders Select Fund**                               649,052          19,951        63,650        1,088,475
Large Cap Value Portfolio**                              536,599           5,163        32,735          423,958
Small Cap Value Portfolio                              1,746,119          19,209        51,842        1,293,531

(7) Approval of amendments to, and a restatement of, the Fund's Declaration of Trust:

(a) To permit the Trustees to reorganize the Fund and any future portfolio without shareholder approval (results reported for the Fund).


                                                          FOR            AGAINST      WITHHELD        NON-VOTES
                                                     -----------       ---------     ---------      -----------
                                                     593,890,391       3,017,845     1,519,363      394,450,503

(b) To permit the Trustees to reorganize an existing Portfolio without shareholder approval.


PORTFOLIO                                                 FOR            AGAINST      WITHHELD        NON-VOTES
---------                                             ----------       ---------      --------       -----------
S&P STARS Portfolio*                                  13,743,179       1,313,748       942,101       20,946,275
The Insiders Select Fund**                               608,036          63,848        60,769        1,088,475
Large Cap Value Portfolio**                              501,201          41,989        31,308          423,957
Small Cap Value Portfolio                              1,734,650          33,973        48,549        1,293,529
Focus List Portfolio*                                    483,467          40,370        39,516        1,144,874
Balanced Portfolio*                                      483,720           9,084         6,335          744,294
International Equity Portfolio*                          814,086          46,508        47,904        1,822,586

(c) To permit electronic and telephonic voting (results reported for the Fund).


                                                          FOR            AGAINST      WITHHELD        NON-VOTES
                                                     -----------       ---------     ---------      -----------
                                                     596,718,281        530,167      1,189,151      394,440,503

(d) To permit the Trustees to amend the Declaration of Trust without shareholder approval (results reported for the Fund).


                                                          FOR            AGAINST      WITHHELD        NON-VOTES
                                                     -----------       ---------     ---------      -----------
                                                     587,473,031       7,282,190     3,682,378      394,440,503

(e) To convert from share-based to dollar-based voting rights (results reported for the Fund).


                                                          FOR            AGAINST      WITHHELD        NON-VOTES
                                                     -----------       ---------     ---------      -----------
                                                     591,508,285       5,445,022     1,484,292     394,440,503

--------
*   The proposal for these Portfolios was not passed.
** The special meeting of shareholders was adjourned and reconvened on May 1, 2000 in order to permit further solicitation of proxies from shareholders of The Insiders Select Fund and Large Cap Value Portfolio with respect to proposals 6 and 7(b). These are the results of the May 1, 2000 meeting. The Insiders Select Fund did not pass these proposals whereas Large Cap Value Portfolio passed both proposals.